As filed with the Securities and Exchange Commission on August 24, 2022

Securities Act File No. 333-________

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

Valued Advisers Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Registrant’s Principal Executive Offices)

(513) 587-3400

(Registrant’s Telephone Number, including Area Code)

Capitol Services, Inc.

108 Lakeland Ave.

Dover, DE 19901

(Name and Address of Agent for Service)

With copies to:

John M. Ford Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square
Philadelphia, PA 19103

Title of Securities Being Registered: Shares of a series of the Registrant – Kovitz Core Equity ETF.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Marathon Value Portfolio

71 South Wacker Drive, Suite 1860

Chicago, Illinois 60606

(312) 334-7300

[•], 2022

Dear Shareholder:

We are pleased to inform you of a plan to convert the Marathon Value Portfolio, a series of Northern Lights Fund Trust III (the “Target Fund”), to an exchange traded fund (“ETF”), which will continue to be managed by Kovitz Investment Group Partners, LLC (the “Adviser”).

A special meeting of shareholders of the Target Fund will be held at [•], C.T. on [•], 2022 at the offices of Thompson Hine LLP at 41 South High Street, Suite 1700, Columbus, Ohio 43215. The purpose of the meeting is to ask shareholders to consider and vote on a proposal to convert the Target Fund to an ETF through the reorganization of the Target Fund into Kovitz Core Equity ETF, a newly created series of Valued Advisers Trust (the “Acquiring Fund”) managed by the Adviser. The reorganization is expected to take place on or about [•], 2022 and is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. In connection with the reorganization, your shares of the Target Fund will be exchanged for shares of equal value of the new ETF, with cash being received in lieu of fractional shares.

The reorganization has been recommended by the Adviser and has been carefully reviewed and approved by the Board of Trustees of the Target Fund (the “Board”). Based on its review, the Board believes that the reorganization will result in multiple benefits for investors, including, among others, improved tax efficiency. The reorganization also will result in no increase in fees. For those reasons, the Board has determined that the reorganization is in the best interest of the shareholders. Accordingly, the Board recommends that you vote “FOR” the reorganization of the Target Fund. More information on the specific details of and reasons for the reorganization is contained in the enclosed Combined Proxy Statement/Prospectus.

Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization. The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT—QUESTIONS AND ANSWERS that follows includes a description of required actions for shareholders who hold shares of the Target Fund in accounts that cannot hold ETF shares and should be read carefully.

Please read the enclosed materials carefully and cast your vote on the proxy card. Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also vote your shares by Internet. Simply go to the website indicated on your proxy card, enter the control number found on the front of your proxy card, and follow the instructions to cast your vote. You may receive a call from our proxy solicitor, [•], reminding you to vote.

If you have any questions before you vote, please call our proxy solicitor at [•]. Thank you for your participation in this important initiative.

Sincerely,

[•]

Marathon Value Portfolio
[•]

QUESTIONS AND ANSWERS

This section contains a brief overview of the conversion of the Marathon Value Portfolio (the “Target Fund”), a series of Northern Lights Fund Trust III to an exchange traded fund (“ETF”) through the reorganization of the Target Fund into Kovitz Core Equity ETF (the “Acquiring Fund”), a newly formed series of Valued Advisers Trust managed by Kovitz Investment Group Partners, LLC (the “Adviser”). We encourage you to read the complete Combined Proxy Statement/Prospectus to obtain more detailed information.

Q.	What is happening to the Marathon Value Portfolio? Why am I receiving a Combined Proxy Statement/Prospectus?
A.	You are receiving the Combined Proxy Statement/Prospectus as a holder of common shares of the Target Fund in connection with the solicitation of proxies by the Board of Trustees of the Target Fund (the “Board”) for use at the special meeting of shareholders of the Target Fund (the “Meeting”). At the Meeting, common shareholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization (the “Plan”) under which the Target Fund will transfer substantially all of its assets and all its liabilities to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund (the “Reorganization”). The Target Fund is currently operated as a mutual fund and will be converted into an ETF through the Reorganization. As an ETF, the Acquiring Fund’s shares will be traded on NYSE Arca, Inc. Your shares of the Target Fund will be exchanged for shares of equivalent aggregate net asset value (“NAV”) of the Acquiring Fund, with cash being received in lieu of fractional shares. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account, or if a shareholder does not have a brokerage account, the shares will be held by a stock transfer agent, on behalf of such shareholder, until a brokerage account is identified or, if the Acquiring Fund shares are not transferred into a brokerage account within one year from the date of the Reorganization, the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If a shareholder holds shares through a fund direct individual retirement account and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares.

The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT—QUESTIONS AND ANSWERS, beginning on page [•], provides important information about required action for shareholders who hold shares of the converting mutual fund in accounts that cannot hold ETF shares and should be read carefully.

The Board unanimously recommends that you vote FOR the Reorganization.

Q.	Is my vote important?
A.	Yes. While the Board has approved the Reorganization with respect to the Target Fund and recommends that you approve it, the Reorganization cannot go forward without the approval of the shareholders of the Target Fund. The Target Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.
Q.	Why has the Board approved the Reorganization?
A.	The Reorganization has been recommended by the Adviser and has been carefully reviewed and approved by the Board. Based on its review, the Board believes that the Reorganization will result in multiple benefits for investors, including, among others:
•	Improved tax efficiency due to the mechanics of the creation and redemption process for ETFs, which generally allows an ETF to minimize the realization of capital gains through the in-kind acquisition and redemption of securities;

•	The management fee of the Acquiring Fund that will apply to the Target Fund following the Reorganization is the same as the Target Fund’s current management fee; and
•	Additional trading flexibility due to the listing of Acquiring Fund shares on an exchange, which would enable investors to purchase or sell shares of the Fund throughout the trading day based on market prices.

The Board, including all of the Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that the Target Fund shareholders’ interests will not be diluted as a result of the Reorganization.

Q.	Do the Funds have similar investment objectives, policies and risks?
A.	The Target Fund and the Acquiring Fund have similar investment objectives and policies and are managed by the same portfolio managers, but there are differences. The Acquiring Fund’s investment objective is long-term capital appreciation, while the Target Fund’s primary investment objective is to provide shareholders with long-term capital appreciation in a well-diversified portfolio. Although both Funds invest primarily in equity securities of U.S. and foreign companies, the investment strategies of the Funds differ because the Target Fund has a stated investment policy regarding fixed income securities, including below investment grade securities or “junk bonds.” The Funds are subject to many of the same principal risks, but such risks differ primarily due to the Target Fund’s stated investment policy regarding fixed income securities and because the Acquiring Fund is subject to certain risks unique to operating as an ETF (e.g., Market Trading Risk and Premium/Discount Risk). We discuss these risks in the Combined Proxy Statement/Prospectus.
Q.	How will the Reorganization affect me as a shareholder?
A.	If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned immediately prior to the Reorganization, with cash being received in lieu of fractional shares. Shares of the Acquiring Fund will be transferred to your brokerage account, or, if you do not have a brokerage account, the shares will be held by a stock transfer agent, on your behalf, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). If you hold shares through a fund direct individual retirement account and do not take action prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. Shares of the Acquiring Fund are not issued in fractional shares. As a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a cash payment that may be taxable to you for U.S. federal income tax purposes.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a discount or premium to the Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Q.	Are there any other transactions occurring in addition to the Reorganization?
A.	Yes. In addition to the Reorganization, the Green Owl Intrinsic Value Fund, a series of Valued Advisers Trust (the “Green Owl Fund”), and the assets of multiple separately managed accounts (the “SMAs”) will also be transferred to the Acquiring Fund (the “Additional Transactions”). Shareholders of the Green Owl Fund are not required to vote on the Reorganization or the Additional Transactions and are receiving a separate information statement/prospectus for shares issued in connection with the reorganization of their fund. The consummation of one proposed reorganization is not contingent upon the consummation of the other proposed reorganization.

Q.	Will the fees and expenses of the Acquiring Fund be higher than the fees and expenses of the Target Fund?
A.	No. The management fee of the Acquiring Fund is the same as the management fee of the Target Fund and the management fee with respect to each of the Target Fund and Acquiring Fund is a “unitary” management fee, where the Adviser pays the expenses of the applicable Fund out of the management fee (subject to certain exceptions). Therefore, the shareholders of the Target Fund will experience substantially identical overall expenses following the Reorganization.
Q.	What are some features of ETFs that differ from mutual funds?
A.	The following are some unique features of ETFs as compared to mutual funds:

Transparency. The Acquiring Fund will be a transparent ETF, which means that the Fund will make its portfolio holdings public each day. This information, along with other information about the Acquiring Fund, will be available on the Adviser’s website.

Tax Efficiency. Although the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs generally allows ETFs to minimize realization of capital gains through the in-kind acquisition and redemption of securities. Any capital gains distributions made by an ETF are generally relatively small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In contrast, when a mutual fund sells its portfolio securities (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the mutual fund may realize capital gains that are passed on to its shareholders.

Sales on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.

Sales Only through a Broker. Unlike a mutual fund’s shares, individual shares of an ETF are not purchased or sold at NAV directly with the fund. Individual ETF shares may only be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a premium or discount to the ETF’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Q.	When is the Reorganization expected to occur?
A.	The Adviser is anticipating a Reorganization date on or around [•], 2022. This date could be delayed because some administrative conditions must be satisfied to implement the Reorganization. The Target Fund will publicly disclose updates on material developments throughout the process.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?
A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.
Q.	Who will pay the costs in connection with the Reorganization?
A.	The Adviser will pay all of the costs and expenses resulting from the Reorganization, whether or not the Reorganization is consummated. Costs of the Reorganization, which are estimated to be approximately $[•], will not be borne by the Target Fund or the Acquiring Fund.
Q.	Will there be any costs associated with portfolio repositioning?

Reorganization costs do not include any repositioning costs arising from sales of portfolio assets by the Target Fund before the Reorganization, which costs will be borne by the Target Fund. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

Q.	What are the U.S. federal income tax consequences of the Reorganization?
A.	The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization will not recognize gain or loss as a direct result of the Reorganization (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all its net investment income and net capital gains, if any. All or a portion of such distribution made by the Target Fund may be taxable to the Target Fund’s shareholders for U.S. federal income tax purposes. In addition, to the extent that portfolio securities of the Target Fund are sold in connection with any portfolio repositioning prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. For more information see the section of the enclosed Combined Proxy Statement/Prospectus entitled “Additional Information about the Reorganization—U.S. Federal Income Tax Status of the Reorganization.”
Q.	Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?
A.	Yes. You can purchase Target Fund shares until [•], 2022. You can redeem Target Fund shares until the day before the Reorganization occurs. That means your redemption order must be received by [•] 2022. Any shares not redeemed before the date of the Reorganization, which we expect will be [•], 2022, will be exchanged for shares of the Acquiring Fund.
Q.	What do I need to do to prepare for the Reorganization?
A.	It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Fund at the Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares. A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent, American Stock Transfer (“AST”), on behalf of the accountholder, until a brokerage account is identified into which AST can transfer the shares. Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If Acquiring Fund shares are not transferred into a brokerage account within a year of the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event for U.S. federal income tax purposes. If a shareholder holds shares through a fund direct individual retirement account and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares.

Q.	How can I vote?
A.	You can vote in one of four ways:
•	By telephone (call the toll-free number listed on your proxy card)
•	By Internet (log on to the website listed on your proxy card)
•	By mail (using the enclosed postage pre-paid envelope)
•	In person at the shareholder meeting scheduled to occur at 41 South High Street, Suite 1700, Columbus, Ohio 43215, on [•], 2022.

The deadline for voting by telephone or Internet is 11:59 p.m. E.T. on [•], 2022. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Q.	Whom do I contact for further information?
A.	If you have any questions about the Reorganization described in the Combined Proxy Statement/Prospectus or about voting procedures, please call the Target Fund’s proxy solicitor, [__], toll free at [•].

Important additional information about the Reorganization is set forth in the accompanying Combined Proxy Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET Fund ACCOUNT

QUESTIONS AND ANSWERS

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

Q.	What do I need to do about my account prior to the Reorganization?
A.	The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund shares based on the characteristics of your account.

Accounts That Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in a stock exchange, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring Fund.

Accounts That Require Action

Transfer Agent Accounts—If you hold your shares of the Target Fund in an account directly with the Fund at the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), you should transfer your shares of the Target Fund to a brokerage account prior to the Reorganization. You have an account directly with the Transfer Agent if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts—If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Fund Direct Individual Retirement Account (“IRA”)—If you hold your shares of the Target Fund through a fund direct IRA and do not take action to transfer your investment in the Target Fund to a different investment option prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal to the NAV of your Target Fund shares.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

Q.	How do I transfer my Target Fund shares from a Transfer Agent account to a brokerage account that accepts ETF shares?
A.	Transferring your shares from the Target Fund’s Transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Transfer Agent directly, and the shares will be transferred into your brokerage account. Please ensure that you promptly initiate the transfer.

Q.	How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that accepts ETF shares?
A.	The broker with whom you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker promptly to make the necessary changes to your account.
Q.	What will happen if I don’t have a brokerage account that can accept ETF shares at the time of the Reorganization?
A.	If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Acquiring Fund shares received in the Reorganization will be held by AST, on behalf of the accountholder, until a brokerage account is identified into which AST can transfer the shares. Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If Acquiring Fund shares are not transferred into a brokerage account within a year of the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event for U.S. federal income tax purposes. If a shareholder holds shares through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s

Target Fund shares will be liquidated and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares.

Q.	What if I do not want to hold ETF shares?
A.	If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund. The last day to redeem your shares of the Target Fund is [•], 2022.

Marathon Value Portfolio

71 South Wacker Drive, Suite 1860

Chicago, Illinois 60606

(312) 334-7300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on [•], 2022

A Special Meeting of the Shareholders (the “Meeting”) of Marathon Value Portfolio (the “Target Fund”), a series of Northern Lights Fund Trust III will be held at [•], C.T. on [•], 2022 at 41 South High Street, Suite 1700, Columbus, Ohio 43215, for the purposes of considering the following proposal, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Proposal: Approve the Agreement and Plan of Reorganization

To approve the Agreement and Plan of Reorganization by and among the Target Fund and Kovitz Core Equity ETF (the “Acquiring Fund”), a series of Valued Advisers Trust, pursuant to which the Target Fund would (A) transfer substantially all of its assets to the Acquiring Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, plus cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (B) completely liquidate by distributing (i) Acquiring Fund shares, plus cash in lieu of fractional shares, if any, to the shareholders of the Target Fund, other than shareholders of the Target Fund who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) and (ii) cash to Direct IRA Shareholders and terminate the Target Fund thereafter (the “Reorganization”).

Only shareholders of record of the Target Fund at the close of business on [•], 2022, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

The information contained in this Combined Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [•], 2022

Combined PROXY STATEMENT/PROSPECTUS

Dated [•], 2022

Marathon Value Portfolio

71 South Wacker Drive, Suite 1860

Chicago, Illinois 60606

(312) 334-7300

This Combined Proxy Statement/Prospectus is being furnished to shareholders of the Marathon Value Portfolio (the “Target Fund”) in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of the Target Fund, a series of Northern Lights Fund Trust III that is managed by Kovitz Investment Group Partners, LLC (the “Adviser” or “Kovitz”). The Meeting is scheduled for [•], 2022 at [•], C.T., at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215. The purpose of the Meeting is to consider and vote on a proposal to reorganize the Target Fund into Kovitz Core Equity ETF (the “Acquiring Fund”), a newly formed series of Valued Advisers Trust managed by the Adviser.

Specifically, at the Meeting you and other shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Fund would:

(A) transfer substantially all of its assets to the Acquiring Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, plus cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and

(B) completely liquidate by distributing (i) Acquiring Fund shares, plus cash in lieu of fractional shares, if any, to the shareholders of the Target Fund, other than shareholders of the Target Fund who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) and (ii) cash to Direct IRA Shareholders and terminate the Target Fund thereafter (the “Reorganization”).

A copy of the Plan is provided in Appendix A hereto.

If shareholders of the Target Fund vote to approve the Plan and the other closing conditions are satisfied or waived, shareholders of the Target Fund who receive Acquiring Fund shares will receive shares of the Acquiring Fund having an aggregate net asset value equal to the net asset value of the shares of the Target Fund they held immediately prior to the Reorganization, as determined pursuant to the Plan, with cash being received in lieu of fractional shares. The Target Fund’s Board of Trustees (the “Board”) will consider additional actions if the Target Fund does not receive shareholder approval of the Reorganization or other closing conditions are not satisfied or waived, which may include continuing to operate the Target Fund as an open-end fund.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Target Fund will be [•], 2022. Redemption orders for Target Fund shares must be placed by [•], 2022, or the Target Fund shares will be converted to Acquiring Fund shares. The Reorganization is expected to occur after the close of trading on [•], 2022. The Acquiring Fund will be open for trading on [•], 2022. Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. following the Reorganization.

This document is a proxy statement for the Target Fund and a prospectus for the Acquiring Fund. This Combined Proxy Statement/Prospectus and the enclosed proxy card will be mailed to shareholders of the Target Fund beginning on or about [●], 2022. This Combined Proxy Statement/Prospectus contains information you should know before voting on the Reorganization. This Combined Proxy Statement/Prospectus also sets forth concisely the information about the Acquiring Fund that an investor should know before investing. You should retain this document for future reference.

The Reorganization will be considered by shareholders who owned shares of the Target Fund on [•], 2022 (the “Record Date”). The Target Fund and the Acquiring Fund are each a series of a registered open-end

2

management investment company organized as a Delaware Statutory Trust. The principal business address of the Target Fund and the Acquiring Fund is 71 South Wacker Drive, Suite 1860, Chicago Illinois 60606. The telephone number of the Funds is (312) 334-7300.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Proxy Statement/Prospectus by reference:

Reorganization-Related Documents:

•	the Statement of Additional Information of the Acquiring Fund relating to the Reorganization, dated [•], 2022; and

Target Fund Documents (SEC File Nos. 811-22655 and 333-178833):

•	the Prospectus of Marathon Value Portfolio dated February 1, 2022, as supplemented to date;
•	the Statement of Additional Information of Marathon Value Portfolio dated February 1, 2022, as supplemented to date;
•	the unaudited financial statements included in the Semi-Annual Report to Shareholders of Marathon Value Portfolio for the period ended March 31, 2022; and
•	the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to the Shareholders of Marathon Value Portfolio for the year ended September 30, 2021.

Because the Acquiring Fund has not yet commenced operations, no annual report is available. For a free copy of any of the documents listed above and/or to ask questions about this Combined Proxy Statement/Prospectus, please call the Target Fund’s proxy solicitor toll free at [•].

The Target Fund and the Acquiring Fund are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and file reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at http://www.sec.gov. Copies of the Target Fund’s documents are also available at no charge on the Target Fund’s website www.marathonvalue.com or by calling 1-312-334-7300.

Reports, proxy statements and other information concerning the Acquiring Fund will be available for inspection at the offices of NYSE Arca, 11 Wall Street, New York, New York 10005.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Page

SUMMARY	2
How the Reorganization Will Work	2
U.S. Federal Income Tax Consequences of the Reorganization	3
Costs of the Reorganization	4
Comparison of The Target fund and the Acquiring fund	4
Fees and Expenses	4
Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies	6
Additional Information about Principal Investment Strategies	7
Comparison of Fundamental Investment Policies	8
Comparison of Principal Risks	10
Comparison of Management of the Funds	11
Comparison of Performance	12
Dividends, Distributions and Pricing	13
Comparison of Valuation of Portfolio Securities and Purchase, Redemption and Exchange of Shares	14
Payments to Broker-Dealers and Other Financial Intermediaries	14
Comparison of Service Providers	14
additional Information About the Reorganization	15
Terms of the Reorganization	15
Termination of the Plan	16
Description of Securities to Be Issued	16
Costs of the Reorganization	16
U.S. Federal Income Tax Status of the Reorganization	16
Capitalization 19
Reasons for the Reorganization	20
proxy voting and shareholder meeting information	21
Board Recommendation and Required Vote	21
Voting	22
Quorum and Methods of Tabulation	22
Shareholder Proxies	22
Proxy Statement Delivery	23
Revoking Your Proxy	23
Solicitation of Proxies	23
Dissenters’ Right of Appraisal	23
Other Business	23
Adjournment	23
Additional Information About the Acquiring Fund	24
Information About Capital Structure	24
Principal Risks of the Acquiring Fund	24
Additional Investment Strategies and Policies	27
For More Information	27
Principal Shareholders	27
Financial Highlights	28
Appendix a	A-1
Form of Agreement and Plan of Reorganization	A-1
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Summary

The Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the Reorganization. As an ETF, the Acquiring Fund’s shares will be traded on NYSE Arca, Inc. The Reorganization will be accomplished in accordance with the Plan. This Combined Proxy Statement/Prospectus is being used by the Target Fund to solicit proxies to vote at the Meeting. Shareholders of the Target Fund are being asked to consider a proposal to approve the Plan.

The following is a summary of the Reorganization. More complete information appears later in this Combined Proxy Statement/Prospectus. You should carefully read the entire Combined Proxy Statement/Prospectus because it contains details that are not included in this summary.

How the Reorganization Will Work

Under the Plan, substantially all of the assets and all the liabilities of the Target Fund will be transferred to the newly created Acquiring Fund, in exchange for shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”). Your shares of the Target Fund will be exchanged for shares of equivalent aggregate NAV of the Acquiring Fund, plus cash in lieu of fractional shares, if any. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account, or if a shareholder does not have a brokerage account, the shares will be held by a stock transfer agent, on behalf of the shareholder, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). If a shareholder holds shares through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing date of the Reorganization is expected to occur after the close of business on or about [•], 2022.

In addition to the Reorganization, the Green Owl Intrinsic Value Fund, a series of Valued Advisers Trust (the “Green Owl Fund”) and the assets of multiple separately managed accounts (the “SMAs”) will also be transferred to the Acquiring Fund (the “Additional Transactions”). Shareholders of the Green Owl Fund are not required to vote on the Reorganization or the Additional Transactions and are receiving a separate information statement/prospectus for shares issued in connection with the reorganization of their fund. The consummation of one proposed reorganization is not contingent upon the consummation of the other proposed reorganization.

The Board believes that the Reorganization will result in multiple benefits for investors, including, among others:

•                     Improved tax efficiency due to the mechanics of the creation and redemption process for ETFs, which generally allows an ETF to minimize the realization of capital gains through the in-kind acquisition and redemption of securities;

•                     The management fee of the Acquiring Fund that will apply to the Target Fund following the Reorganization is the same as Target Fund’s current management fee; and

•                     Additional trading flexibility due to the listing of Acquiring Fund shares on an exchange, which would enable investors to purchase or sell shares of the Fund throughout the trading day based on market prices.

The Acquiring Fund will pursue similar investment objectives and investment strategies as the Target Fund but in the ETF structure. Kovitz will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, the management fee of the Acquiring Fund is the same as the management fee of the Target Fund and the management fee with respect to each of the Target Fund and Acquiring Fund is a “unitary” management fee, where the Adviser pays the expenses of the applicable Fund out of the management fee (subject to certain exceptions). Therefore, the shareholders of the Target Fund will experience substantially identical overall expenses following the

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Reorganization. The Board recognizes that as shareholders of an ETF after the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling shares that the shareholders did not experience as mutual fund shareholders. However, the Board believes that the benefits of the ETF structure outweigh these costs.

The Board, including all of the Board’s Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), after careful consideration, have determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Combined Proxy Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

Similarly, the Board of Trustees of the Acquiring Fund, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act)  has approved the Reorganization with respect to the Acquiring Fund. The Board has determined that each Reorganization is in the best interests of the Acquiring Fund.

If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned immediately prior to the Reorganization, with cash being received in lieu of fractional shares. Shares of the Acquiring Fund will be transferred to your brokerage account, or, if you do not have a brokerage account, the shares will be held by a stock transfer agent, on your behalf, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If you hold shares through a fund direct IRA and do not take action prior to the Reorganization, your Target Fund shares will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. Shares of the Acquiring Fund are not issued in fractional shares. As a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a small cash payment that may be taxable to you for U.S. federal income tax purposes.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A shareholder may pay brokerage or other charges determined by the shareholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a discount or premium to the Fund’s NAV.

U.S. Federal Income Tax Consequences of the Reorganization

As a non-waivable condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund generally will recognize any gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for U.S. federal income tax purposes as a result of such exchange, except to the extent a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share. However, prior to the close of regular trading on the New York Stock Exchange on the Closing Date (as defined in the Plan), the Target Fund will declare a distribution of all its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for U.S. federal income tax purposes.

To the extent that portfolio securities of the Target Fund are sold in connection with any portfolio repositioning prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund.

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For a more detailed discussion of the U.S. federal income tax consequences of the Reorganization, please see “Additional Information about the Reorganization—U.S. Federal Income Tax Status of the Reorganization” below.

Costs of the Reorganization

The Adviser will pay all of the costs and expenses resulting from the Reorganization, whether or not the Reorganization is consummated. The estimated expenses of the Reorganization are $[•], representing management’s estimate of professional fees, charges by service providers, costs of solicitation and any expenses related to the printing and mailing of the Combined Proxy Statement/Prospectus. Reorganization costs do not include any repositioning costs arising from sales of portfolio assets by the Target Fund before the Reorganization, which costs will be borne by the Target Fund. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

The Adviser, on behalf of the Target Fund, has engaged [__] to assist in the solicitation of proxies at an estimated cost of $[•] plus reasonable expenses, which is included in the expense estimate above.

Comparison of The Target fund and the Acquiring fund

Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the fiscal period ended March 31, 2022 and on a pro forma basis for the Acquiring Fund after giving effect to the Reorganization and after giving effect to the Additional Transactions. You will not pay any sales load, contingent deferred sales charge, commission, redemption fee, or other transaction fee in connection with the Reorganization.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund (Current)	Acquiring Fund (Pro Forma — Reorganization Only)	Acquiring Fund (Pro Forma — Reorganization and Additional Transactions)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of [___])	None	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None	None	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund (Current)	Acquiring Fund (Pro Forma — Reorganization Only)	Acquiring Fund (Pro Forma — Reorganization and Additional Transactions)
Management Fees	0.99%(1)	0.99%(1)	0.99%(1)
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.99%	0.99%	0.99%

(1) The Adviser provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions) in return for a “unitary fee.”

Expense Examples

These Examples are meant to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Target Fund (Current)	$101	$315	$547	$1,213
Acquiring Fund (Pro Forma — Reorganization Only)	$101	$315	$547	$1,213
Acquiring Fund (Pro Forma — Reorganization and Additional Transactions)	$101	$315	$547	$1,213

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the “Annual Fund Operating Expenses” table or in the expense examples, affect a Fund’s performance. During the Target Fund’s most recent fiscal year, the Target Fund’s portfolio turnover rate was 6% of the average value of the Fund’s portfolio. The Acquiring Fund will not commence operations until the consummation of the Reorganization.

Reorganization costs do not include any repositioning costs arising from sales of portfolio assets by the Target Fund before the Reorganization, which costs will be borne by the Target Fund. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. Each Fund will provide 60 days’ notice of any change in its investment objective.

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Although both Funds invest primarily in equity securities of U.S. and foreign companies, the investment strategies of the Funds differ because the Target Fund has a stated investment policy regarding fixed income securities, including investments in below investment grade securities or “junk bonds.”

	Target Fund	Acquiring Fund
Investment Objective	Long-term capital appreciation in a well-diversified portfolio.	Long-term capital appreciation.
Principal Investment Strategies	The Fund invests primarily in common and preferred stocks (including common stock equivalents such as rights and warrants) of U.S. and foreign companies that have potential “value” in the Adviser’s judgment.

The Fund invests primarily in equity securities of U.S. and foreign companies believed by the Adviser to be undervalued.

Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights or warrants, which give the Fund the ability to purchase the common stock, and convertible securities, which are securities that are convertible into the common stock).

Market Capitalization	The Fund may invest in companies of any market capitalization, which includes large-cap, mid-cap and small-cap securities.

The Adviser’s starting universe is the constituents of the S&P 500 Index and the non-U.S.-based companies in the S&P Global 100 Index. Additionally, the Adviser will consider companies in the top quartile in terms of market cap (generally, $5 billion and up) of the S&P Midcap 400 Index.

The Fund may invest in companies of any market capitalization, including small- and mid-capitalization companies.

Sector and/or Geographic Emphasis	The Adviser intends for the Fund to provide investors with exposure to a wide number of industries.	—
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Fixed Income Securities

The Fund may invest up to 20% of its total assets, measured at the time of purchase, in money market funds, investment grade money market instruments, fixed income securities (including investment-grade corporate bonds or notes, U.S. government or government agency securities and mortgage-backed securities), repurchase agreements, commercial paper, other short-term debt securities (maturities of 270 days or less) and cash equivalents.

The Fund may invest in longer term debt securities (maturities greater than 270 days), convertible debt securities, REITs, options and convertible preferred stocks. The Fund may invest in lower-rated debt securities of a company if the Adviser believes that the company’s junk bonds offer more potential for participating in the company’s long-term prospects than could be achieved by investing in the company’s other available securities.

The Fund may invest up to 5% of its assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody’s or unrated but determined to be of comparable quality by the Adviser. The Fund may retain securities that are subsequently downgraded or in default, or the Adviser may sell them in an orderly manner.

—
Foreign Securities	The Fund may invest up to 25% of its assets, measured at the time of purchase, in equity or debt securities of any maturity of foreign issuers, directly or through certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers (“ADRs”).	The Fund may invest in foreign companies, either directly or through ADRs.
Diversification	The Fund is diversified.	The Fund is diversified.

Additional Information about Principal Investment Strategies

Target Fund

The Target Fund provides investors broad exposure to companies that the Adviser believes are the best opportunities or values in common stocks of U.S. companies. The Target Fund will invest in shares of companies that the Adviser believes will appreciate in value over time and that are either underpriced or reasonably priced in relation to their worth as a business. The Adviser believes that determining value involves an effort to understand a company’s assets and business strengths and to compare those to the current price of the company’s stock. The Target Fund may purchase stock of a company that is labeled a “growth” company, provided that the Adviser believes that the company’s stock is selling at a reasonable price relative to its value.

The Target Fund may also purchase a company’s stock if the Adviser’s assessment of the private market value of the company (i.e., the price at which knowledgeable buyers and sellers would exchange a comparable business) exceeds, by a material amount, the price of the security.

The Target Fund may invest in companies of any market capitalization, which includes large-cap, mid-cap and small-cap securities.

The Target Fund may sell a security when the Adviser believes the price is no longer undervalued relative to the company’s earnings and sales, the company’s prospects have deteriorated, there has been a change in management, or better investment opportunities are available.

Acquiring Fund

The Adviser generally selects equity securities of companies believed by the Adviser to be undervalued.

The Adviser applies a disciplined approach to equity selection which is based on adopting a business owner mentality while adhering to a “margin of safety” principle in order to determine if a security is undervalued. The Adviser looks to purchase good, undervalued businesses and wait for them to be revalued to their intrinsic values. Intrinsic values are based on the discounted value of the sum of a company’s projected future cash flows.

As part of its “business owner perspective,” the Adviser may focus on companies which it believes have exceptional business models, superior financial strength and strong, sustainable competitive positions. The “margin of safety” principle is designed to minimize permanent loss of capital. The Adviser focuses its analysis on uncovering companies selling at a significant discount to the Adviser’s estimate of the company’s underlying

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intrinsic value. Equities purchased at substantial reductions from intrinsic value help protect capital from loss while offering significant appreciation potential as the market recognizes the company’s intrinsic value.

The Adviser evaluates companies using a combination of qualitative and quantitative analysis. The Adviser begins with a qualitative screen to reduce the number of companies eligible for investment by the Acquiring Fund. The Adviser emphasizes companies that are market leaders, offer stable products, have low capital requirements and have experienced and competent management with ownership stakes. The Adviser then uses a quantitative analysis to further reduce the universe of companies in which the Acquiring Fund may invest. The Adviser emphasizes companies with high returns on capital, high correlation between earnings and cash flow, low financial risk and valuations based on discounted cash flow models. The Adviser believes that possessing a long-term view is necessary to being able to invest successfully. The Adviser’s approach is focused on maximizing long-term return and not necessarily generating short-term performance.

In selecting securities for the Acquiring Fund’s portfolio, the Adviser will also take into consideration preservation of capital. This part of the Adviser’s analysis is subjective and takes into consideration the Adviser’s prospective view of an issuer’s stability over the coming five years and the downside risks of the issuer. It requires that any purchase decisions be based on a highly disciplined purchasing philosophy.

Securities that have reached their intrinsic value and securities with deteriorating fundamentals that cannot support the current valuation of the security or that no longer support the thesis upon which their purchase was based are candidates for sale. The Adviser may also sell securities of the Acquiring Fund when it identifies opportunities that are more attractive for the Fund than the prospects of a particular current holding.

Comparison of Fundamental Investment Policies.

The investment limitations described below have been adopted by each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in this Combined Proxy Statement/Prospectus, the term “majority of the outstanding shares of the Fund” means the lesser of (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Policy	Target Fund*	Acquiring Fund**
Borrowing Money	The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or
	(b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.	The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
Diversification	The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.	The Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities and securities of other investment companies are not subject to this limitation).
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Senior Securities	The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	The Fund will not issue senior securities, except as permitted by the 1940 Act and the rules and regulations thereunder.
Underwriting	The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.	The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
Real Estate	The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
Loans	The Fund will not make loans to other persons, except (a) by loaning portfolio securities,
(b) by engaging in repurchase agreements, or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Fund will not make loans to other persons, except (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or
(c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
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Concentration	The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

* If a restriction on the Target Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

** With respect to the percentages adopted by the Acquiring Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in “Borrowing Money” above.

Comparison of Principal Risks

The Acquiring Fund is subject to the principal risks described in “Additional Information about the Acquiring Fund —Principal Risks of the Acquiring Fund” below. The Target Fund and the Acquiring Fund are subject to many of the same principal risks, but such risks differ primarily due to the Target Fund’s stated investment policy regarding fixed income securities and because the Acquiring Fund is subject to certain risks unique to operating as an ETF (e.g., Market Trading Risk and Premium/Discount Risk). In addition, while some of the risk factors attributable to the Funds are similar, they are presented in a different manner by each Fund due to different historical disclosure practices between the two Funds.

Principal Risks	Target Fund	Acquiring Fund
Stock Market Risk/Market and Geopolitical Risk	X	X
Pandemic Risk	X*	X
Risks of Investing in Common Stocks	X^	X
Risks of Small and Medium Capitalization Companies	X	X
Risks of Foreign Securities	X	X
Risks of Value Investing	X	X
Risks of Warrants and Rights		X
Risks of Convertible Securities		X
Sector Risk		X
Cybersecurity Risk	X	X
Fixed Income Risk	X
Government Securities Risks	X
Growth Risk	X
Investment Company Securities Risk	X
Junk Bond Risk	X
Large Capitalization Risk	X
Leveraged or Inverse ETF Risk	X
Management Risk	X	X+
Options Risk	X
Preferred Stock Risk	X
REIT Risk	X
Market Trading Risk		X
Premium/Discount Risk		X

* Generally covered by the Target Fund’s “Market and Geopolitical Risk.”

^ Generally covered by the Target Fund’s “Large Capitalization Risk” and “Risks of Small and Medium Capitalization Companies.”

+ Generally covered by the Acquiring Fund’s “Risks of Value Investing.”

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Comparison of Management of the Funds

Investment Adviser

Kovitz Investment Group Partners, LLC, 71 South Wacker Drive, Suite 1860, Chicago, IL 60606, serves as investment adviser to each Fund (previously defined as the “Adviser” or “Kovitz”). The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser provides investment advice primarily to high net worth individuals and institutional clients. The Adviser is an indirect wholly owned subsidiary of Focus Financial Partners, LLC, a Delaware limited liability company that is a strategic and financial investor in independently managed wealth management firms. As of December 31, 2021, the Adviser had assets under management of approximately $7.8 billion. Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of members of the Target Fund’s Board and the Acquiring Fund’s Board, please refer to the Statement of Additional Information for the relevant Fund.

The Adviser has served as investment adviser to the Target Fund since June 21, 2021. Prior to June 21, 2021, the Target Fund was managed by Gratus Capital, LLC.

The Adviser provides investment advisory services and pays most of the Target Fund’s expenses (with certain exceptions noted below) in return for a “unitary fee.” For its services to the Target Fund, the Adviser is entitled to receive an annual fee equal to 0.99% of the Target Fund’s average daily net assets. The Target Fund, not the Adviser, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, such as litigation, and any 12b-1 fees. During the fiscal year ended September 30, 2021, the Fund incurred advisory fees in total of 1.06% of its average net assets. A discussion of the factors that the Board considered in approving the Target Fund’s advisory agreement with the Adviser is contained in the Fund’s annual report for the fiscal period ended September 30, 2021.

The Adviser provides investment advisory services and will pay most of the Acquiring Fund’s expenses (with certain exceptions noted below) in return for a “unitary fee.” For its services to the Acquiring Fund, the Adviser is entitled to receive an annual fee equal to 0.99% of the Acquiring Fund’s average daily net assets. The Acquiring Fund, not the Adviser, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, such as litigation, and any 12b-1 fees. The Acquiring Fund’s unitary fee will apply following completion of the Reorganization.

Portfolio Managers

Kovitz utilizes a team approach in managing the Funds. The members of Kovitz’s investment team are jointly responsible for making the investment decisions for the Fund, and decisions are made by consensus opinion.

Mitchell A. Kovitz, CFA, CPA — Chief Executive Officer, Portfolio Manager and Principal of the Adviser. Mr. Kovitz has been managing the Target Fund since 2021. He founded the predecessor to the Adviser, Kovitz Investment Group, LLC (“KIG”) with his partners in 2003. Prior to that, Mr. Kovitz helped form the Kovitz Group within Rothschild Investment Corporation, Chicago, IL in 1994. Mr. Kovitz graduated from the University of Illinois at Urbana-Champaign in 1986 with a Bachelor of Science degree in Accounting. He became licensed as a Certified Public Accountant in 1986 and received his Masters in Taxation from the University of Illinois in 1987. Mr. Kovitz is a CFA® Charterholder.

Joel D. Hirsh, CFA — Portfolio Manager and Principal of the Adviser. Mr. Hirsh has been managing the Target Fund since 2021. He joined KIG in 2006 as an equity analyst. In 2007, his role expanded to Portfolio Manager. Prior to joining KIG, Mr. Hirsh was an equity research analyst for KeyBank Capital Markets, a division of McDonald Investments. Mr. Hirsh graduated from the University of Michigan in 2004 with a Bachelor of Arts degree in Economics. Mr. Hirsh is a CFA® Charterholder and a member of the CFA Society of Chicago’s Education Advisory Group.

Bryan L. Engler, CFA — Portfolio Manager and Principal of the Adviser. Mr. Engler has been managing the Target Fund since 2021. Mr. Engler joined the Adviser in 2019 as a Senior Research Analyst. Previously, he was

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a Senior Equity Analyst at Great Lakes Advisors from 2011 to 2019. Mr. Engler graduated from Tulane University in 2005 with a Bachelor of Arts degree in Political Science. Mr. Engler is a CFA® Charterholder and a member of the CFA Society of Chicago.

Jonathan A. Shapiro, MBA, CFA — Principal and Portfolio Manager of the Adviser. Mr. Shapiro has been managing the Target Fund since 2021. He founded KIG with his partners in 2003. Mr. Shapiro joined the Kovitz Group at Rothschild Investment Corporation, Chicago, IL in 1999 as a Portfolio Manager. Previously, he was an Analyst at Vector Securities from 1997 to 1999 and a Management Consultant with KMPG and Towers Perrin from 1986 to 1997. Mr. Shapiro graduated from Carleton College in 1986 with a Bachelor of Arts degree in Mathematics. He later received his Masters of Business Administration from the University of Chicago Booth School of Business with concentrations in Finance and Accounting. Mr. Shapiro is a CFA® Charterholder and a member of the CFA Society of Chicago.

The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and, therefore, has no performance history predating the Reorganization. Assuming the Additional Transactions occur in addition to the Reorganization, the Green Owl Fund will be the accounting and performance survivor of the Reorganization. This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Green Owl Fund (even after liquidation).

The bar chart and performance table show the variability of the Target Fund’s returns over time, which is some indication of the risks of investing in the Target Fund. The “Average Annual Total Returns” table shows how the average annual returns of the Fund’s shares compare with those of a broad measure of market performance. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. The information shown assumes reinvestments of dividends and distributions. Remember that past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Target Fund was reorganized on March 8, 2013 from a series of the Unified Series Trust, an Ohio business trust (the “Predecessor Fund”), to a series of Northern Lights Fund Trust III, a Delaware statutory trust (the “Reorganization”). The Predecessor Fund commenced operations on December 18, 2002. Shareholders of the Predecessor Fund received shares of the Fund in the Reorganization. The Predecessor Fund is the successor to the Marathon Value Portfolio, a series of the AmeriPrime Funds (the “Original Fund”), which commenced operations on March 12, 1998. The Fund is the continuation of the Predecessor Fund and has substantially the same investment objectives, strategies and investment policies as the Original Fund and the Predecessor Fund. Therefore, performance information includes performance of the Predecessor Fund.

Best and Worst Quarterly Returns During the Period Shown in the Bar Chart*
Best	17.81%	Second Quarter 2020
Worst	(21.34)%	First Quarter 2020

*Year-to-Date Return as of June 30, 2022: (21.92)%

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Average Annual Total Returns (for periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Return Before Taxes	26.26%	15.27%	13.31%
Return After Taxes on Distributions(1)(2)	23.50%	13.39%	12.09%
Returns After Taxes on Distributions and Sale of Fund Shares(1)(3)	17.45%	11.93%	10.85%
S&P 500 Total Return Index(4) (reflects no deductions for fees, expenses or taxes)	28.71%	18.47%	16.55%

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

(3) “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4) The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index or benchmark.

The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Dividends, Distributions and Pricing

Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Target Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Northern Lights Distributors, LLC is also the exclusive agent for distribution of shares of the Acquiring Fund. An officer of the Acquiring Fund is also an officer of the Distributor, and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly owned subsidiary of Ultimus Fund Solutions, LLC.

Shares of each Fund are offered on a continuous basis. Neither the Target Fund nor the Acquiring Fund have adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act for the payment of fees by the Funds related to the Funds’ distribution.

Each Fund typically distributes to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. The Acquiring Fund expects that its distributions will consist primarily of income and net realized capital gains. The Acquiring Fund declares and pays dividends at least annually. Net investment income distributed by the Acquiring Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income for U.S. federal income tax purposes (including if reinvested in additional shares).

Comparison of Valuation of Portfolio Securities and Purchase, Redemption and Exchange of Shares

The Target Fund and Acquiring Fund have substantially the same procedures for valuing their portfolio securities. The Funds determine their NAV per share after the close of the NYSE (normally 4:00 p.m., eastern time). The Funds will not be priced on days that the NYSE is closed for trading.

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The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging and redeeming shares. Neither the Target Fund nor the Acquiring Fund provide for the exchange of shares.

Shareholders in the Target Fund may purchase or sell (redeem) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business by first contacting the Fund’s Transfer Agent at [•] or by contacting their financial intermediary regarding purchase and redemption procedures. The purchase price of a share of the Target Fund is its NAV per share. All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

The Target Fund has a minimum initial investment requirement for both regular and retirement accounts of $2,500 and a minimum subsequent investment requirement of $100, whereas the Acquiring Fund does not have a minimum initial investment or subsequent investment requirement. However, unlike the Target Fund, individual shares of the Acquiring Fund are not purchased or sold at NAV directly with the Fund. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring Fund consists of a specified number of shares as stated in the Acquiring Fund’s Prospectus. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Acquiring Fund specifies each day at the NAV next determined after receipt of an order.

Individual Acquiring Fund shares may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Shares of the Acquiring Fund can be bought and sold during the day like shares of other publicly traded companies. Buying and selling shares of the Acquiring Fund on an exchange involves certain costs. When buying and selling shares through a financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of the Acquiring Fund may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of the Acquiring Fund’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Fund shares and shares of the underlying securities held by the Fund, economic conditions and other factors, rather than the Acquiring Fund’s NAV, which is calculated at the end of each business day.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Target Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Comparison of Service Providers

The following provides a comparison of the service providers for the Funds.

Service Provider	Target Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Sub-Administrator	—	—
Custodian	Huntington National Bank 41 South High Street Columbus, OH 43215	Brown Brothers Harriman 140 Broadway New York, NY 10005
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Custody Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	—
Fund Accounting Services Provider	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Brown Brothers Harriman 140 Broadway New York, NY 10005
Independent Registered Public Accountant	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

additional Information About the Reorganization

Terms of the Reorganization

The proposed Reorganization will be governed by the Plan, a form of which is attached as Appendix A hereto. The Plan provides that the Target Fund will transfer substantially all its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and issue and deliver to the Target Fund a number of full shares of the Acquiring Fund, plus cash in lieu of fractional shares, if any, having a net asset value equal to the value of the assets of the Target Fund transferred to the Acquiring Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Valuation Time”). As of the designated time on the Closing Date as set forth in the Plan, the Target Fund will distribute in complete liquidation of the Target Fund (i) all Acquiring Fund shares received by the Target Fund, plus cash in lieu of fractional shares, if any, to its shareholders of record other than Direct IRA Shareholders and (ii) cash to Direct IRA Shareholders. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders, and representing the respective number of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions, as set forth in the Acquiring Fund’s prospectus and statement of additional information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund). The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Plan will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund. See the section captioned “Additional Information about the Reorganization—U.S. Federal Income Tax Status of the Reorganization” below.

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Termination of the Plan

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Plan. The Plan may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Plan at or before the closing due to (i) a breach by the non-terminating party of any representation, warranty or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees of the Target Fund or the Acquiring Fund, as applicable, that the consummation of the transactions contemplated by the Plan is not in the best interests of its respective Fund.

Description of Securities to Be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated one class of shares, without par value which are offered through this Combined Proxy Statement/Prospectus to be issued to Target Fund shareholders in the Reorganization. The Acquiring Fund’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Acquiring Fund operates as a series of Valued Advisers Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Board of Trustees of Valued Advisers Trust may, in its sole discretion, create additional series of Valued Advisers Trust from time to time. There are no preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of Valued Advisers Trust has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Costs of the Reorganization

The Adviser will pay all of the costs and expenses resulting from the Reorganization, whether or not the Reorganization is consummated. The estimated expenses of the Reorganization are $[•], representing management’s estimate of professional fees, charges by service providers, costs of solicitation and any expenses related to the printing and mailing of the Combined Proxy Statement/Prospectus. Reorganization costs do not include any repositioning costs arising from sales of portfolio assets by the Target Fund before the Reorganization, which costs will be borne by the Target Fund. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

The Adviser, on behalf of the Target Fund, has engaged [•] to assist in the solicitation of proxies at an estimated cost of $[•] plus reasonable expenses, which is included in the expense estimate above.

U.S. Federal Income Tax Status of the Reorganization

As a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

1.                   The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund

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of all the liabilities of the Target Fund, immediately followed by the complete liquidation of the Target Fund by the distribution of (a) all the Acquiring Fund shares, plus cash in lieu of fractional shares, so received by the Target Fund to the Target Fund shareholders of record, other than Direct IRA Shareholders, and (b) cash to Direct IRA Shareholders of record and the termination of the Target Fund under applicable state law promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.                   No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.                   No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the complete liquidation of the Target Fund by the distribution (whether actual or constructive) of (a) all such Acquiring Fund shares, plus cash in lieu of fractional shares, to Target Fund shareholders, other than Direct IRA Shareholders, and (b) cash to Direct IRA Shareholders solely in exchange for such shareholders’ shares of the Target Fund.

4.                   No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares plus cash in lieu of fractional Acquiring Fund Shares, except to the extent the Target Fund’s shareholders receive cash in lieu of a fractional Acquiring Fund share.

5.                   The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder (reduced by the amount of any basis allocable to a fractional share for which cash is received).

6.                   The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.                   The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.                   The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under U.S. federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset whether or not such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization on a Direct IRA Shareholder of the Target Fund, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for U.S. federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization

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under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the Valuation Time, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid U.S. federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for U.S. federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for U.S. federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including any sales in connection with the repositioning described below, the U.S. federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders who are subject to U.S. federal income tax.

The Target Fund may experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain U.S. federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay U.S. federal income tax sooner, or may pay more U.S. federal income tax, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of September 30, 2021, the Acquiring Fund had $[•] in unused capital loss carryforwards available for U.S. federal income tax purposes to be applied

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against capital gains. As of September 30, 2021, the Target Fund had unused capital loss carryforwards in the amount of $[•] available for U.S. federal income tax purposes to be applied against capital gains.

To the extent the Acquiring Fund sells portfolio investments, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund when such income and gains are eventually distributed by the Acquiring Fund. This may include any built-in gain in the portfolio investments of the Target Fund, the Green Owl Fund or the SMAs, that was unrealized at the time such investments were transferred to the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the U.S federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization

The following table shows the capitalization of the Target Fund as of March 31, 2022 and the Acquiring Fund on a pro forma basis, assuming the proposed Reorganization had taken place as of March 31, 2022.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund (Pro Forma — Reorganization Only)(1)
Net Assets	$58,414,443	$—	$—	$58,414,443
Shares Outstanding	1,769,233	—	947,718	2,716.951
Net Asset Value Per Share	$33.02	—	—	$21.50

(1)	The pro forma balances are presented as if the Reorganization was effective as of March 31, 2022, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about [•], 2022, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

The following table shows the capitalization of the Target Fund as of March 31, 2022 and the Acquiring Fund on a pro forma basis, assuming the proposed Reorganization and the Additional Transactions had taken place as of March 31, 2022.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund (Pro Forma – Reorganization and Additional Transactions)(1)
Net Assets	$58,414,443	$—	$494,945,999	$533,360,442
Shares Outstanding	1,769,233	—	23,968,462	25,737,695
Net Asset Value Per Share	$33.02	—	—	$21.50

(1)	The pro forma balances are presented as if the Reorganization and Additional Transactions were effective as of March 31, 2022, and are presented for informational purposes only. The actual Closing Date of the Reorganization and Additional Transactions is expected to be on or about [•], 2022, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization and Additional Transactions.
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Reasons for the Reorganization

Kovitz proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency, and because the exchange-listed ETF shares of the Acquiring Fund would allow for additional trading flexibility that would enable investors to purchase or sell shares of the Acquiring Fund throughout the trading day based on market prices. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind and thereby often minimize the realization of capital gains by the ETFs as the result of portfolio transactions. Capital gains distributions, if any, made by an ETF typically are relatively small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after the shareholders sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund.

The Acquiring Fund will pursue a similar investment objective and investment strategies as the Target Fund but with the benefits of operating as an ETF. Kovitz will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, the management fee of the Acquiring Fund is the same as the management fee of the Target Fund and the management fee with respect to each of the Target Fund and Acquiring Fund is a “unitary” management fee, where the Adviser pays the expenses of the applicable Fund out of the management fee (subject to certain exceptions). Therefore, the shareholders of the Target Fund will experience substantially identical overall expenses following the Reorganization.

The Board of the Target Fund considered the Reorganization and approved the Plan. In considering the Plan, the Board requested and received detailed information from the officers of the Target Fund, and representatives of Kovitz regarding the Reorganization, including: (1) the terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of the Target Fund and the Acquiring Fund; (3) comparative data analyzing the fees and expenses of the Funds; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management, financial position, and business of Kovitz and its affiliates; and (6) the impact of the Reorganization on the Target Fund and its shareholders.

With respect to the information listed above, the Board of the Target Fund considered that, among other information: (1) the Plan was designed to be a tax-free reorganization for U.S. federal income tax purposes and the shares of the Acquiring Fund that would be received by the shareholders of the Target Fund in the exchange would have an aggregate net asset value equal to the net asset value of the shares of the Target Fund held by such shareholders immediately prior to the Reorganization, with cash being received in lieu of fractional shares; (2) the investment objectives, strategies and policies of the Target Fund and the Acquiring Fund are similar; (3) the unitary management fee of the Acquiring Fund is the same as the unitary management fee of the Target Fund and, therefore, the shareholders of the Target Fund will experience identical overall expenses following the Reorganization; (4) the ETF structure of the Acquiring Fund will benefit tax conscious shareholders; and (5) Kovitz is the adviser of both the Target Fund and Acquiring Fund and the terms of the investment management agreements are materially the same.

In approving the Reorganization, the Board of the Target Fund, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Fund’s shareholders, and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Board of the Target Fund, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

•	The ETF structure of the Acquiring Fund may provide greater tax efficiency with respect to the management of capital gains distributions;
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•	The same investment adviser and portfolio managers that currently manage the Target Fund are expected to manage the Acquiring Fund following the closing of the Reorganization;
•	The management fee of the Acquiring Fund is the same as the management fee of the Target Fund and, the management fee with respect to each of the Target Fund and Acquiring Fund is a “unitary” management fee, where the Adviser pays the expenses of the applicable Fund out of the management fee (subject to certain exceptions). Therefore, the shareholders of the Target Fund will experience substantially identical overall expenses following the Reorganization;
•	There are no material differences in the contractual terms of the Target Fund’s investment management agreement with Kovitz as compared to the Acquiring Fund’s investment management agreement, and Kovitz does not anticipate that the Reorganization will result in any decline in services from the level that historically have been provided to the Target Fund;
•	The investment objectives, investment strategies and investment policies of the Target Fund and the Acquiring Fund are similar;
•	The Adviser will pay the costs of the Reorganization;
•	Although shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, the Acquiring Fund has engaged a stock transfer agent to hold Acquiring Fund shares for each Target Fund shareholder who does not have an appropriate brokerage account at the time of the Reorganization (for a period of up to one year from the date of the Reorganization), so that such shareholders can establish brokerage accounts (except with respect to fund shareholders who hold Target Fund shares through a fund direct IRA, for whom the arrangement with a stock transfer agent is not feasible and the Target Fund shares will be liquidated if they do not take action to move their investment to another investment option);
•	Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a premium or discount to the ETF’s NAV;
•	The Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Target Fund who receive shares of the Acquiring Fund, except with respect to cash received in lieu of fractional shares of the Acquiring Fund;
•	The Acquiring Fund does not issue fractional shares, and, as a result, shareholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a cash payment that may be taxable to such shareholders for U.S. federal income tax purposes; and
•	The alternatives available for shareholders of the Target Fund, including the ability to redeem their shares of the Target Fund prior to the Reorganization.

Based upon their evaluation of the relevant information presented to it, and in light of their fiduciary duties under federal and state law, the Board of the Target Fund, including all of the Independent Trustees, concluded that the Reorganization is in the best interests of Target Fund shareholders and that no dilution of value would result to the shareholders of the Fund from the Reorganization.

proxy voting and shareholder meeting information

Board Recommendation and Required Vote.

The Target Fund’s Board unanimously recommends that shareholders of the Target Fund vote FOR the proposal.

As noted below under “Quorum and Methods of Tabulation,” there must be a quorum present in order to transact business at the Meeting. For the Target Fund, approval of the Reorganization requires the affirmative vote

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of a “majority of the outstanding voting securities” of the Target Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Target Fund or (ii) 67% or more of the outstanding voting securities of the Target Fund present at the Meeting if more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting in person or represented by proxy.

If a Reorganization is not approved for the Target Fund, the Board will consider what further action should be taken with respect to the Target Fund which may include continuing to operate the Target Fund as an open-end fund.

Voting.

Shareholders of record of the Target Fund on [•], 2022 (previously defined as the “Record Date”) are entitled to vote at the meeting.

The record holders of the shares outstanding of the Target Fund are entitled to one vote per share (and a fractional vote per fractional share) on the matter presented at the Meeting. [•] shares of the Target Fund were outstanding as of the close of business on the Record Date.

Quorum and Methods of Tabulation

In order to transact business at the Meeting, a quorum must be present. Under the Target Fund’s Articles of Incorporation, as amended, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Target Fund entitled to vote at the Meeting. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of thirty-three and one-third (33 1/3% of the shares present in person or represented by proxy and entitled to vote at the shareholders meeting. In the event that a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date within sixty (60) days from the date set for the original meeting to permit further solicitation of proxies with respect to the Reorganization. Any such adjournments will require the affirmative vote of a majority of the shares represented at that meeting, either in person or by proxy. The persons named as proxies will vote those proxies that are entitled to vote FOR the Reorganization in favor of such adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. It is the Target Fund’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any shares held beneficially by their customers on the Reorganization, there will not be any “broker non-votes” at the Meeting.

Only the shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

Shareholder Proxies.

If you properly authorize your proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of the Target Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting

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with respect to the Reorganization in the event that sufficient votes in favor of the Reorganization are not received. If you intend to vote in person at the Meeting, please call [•] to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery.

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Fund who share a common address and who have not opted out of the householding process may receive a single copy of the Combined Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Combined Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Combined Proxy Statement/Prospectus, you may opt out of householding in the future by contacting your financial intermediary.

Revoking Your Proxy.

If you execute, date and submit a proxy card with respect to the Target Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Target Fund’s proxy solicitor at [•], or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by Internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by Internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by Internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last Internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Solicitation of Proxies.

The Target Fund is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of this Combined Proxy Statement/Prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by employees or agents of Kovitz. In addition, [•], has been engaged to assist in the solicitation of proxies, at an estimated cost of $[•], plus expenses.

Dissenters’ Right of Appraisal.

Under applicable legal and regulatory requirements, none of the Target Fund’s shareholders will be entitled to exercise dissenters’ rights (i.e., to demand the fair value of their shares in connection with a Reorganization). Therefore, shareholders will be bound by the terms of the Plan. However, any shareholder of the Target Fund may redeem his/her/their shares prior to the Reorganization.

Other Business.

The Target Fund does not know of any matters to be presented at the Meeting other than the Reorganization proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment.

If the quorum required for the Meeting has not been met for the Target Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting to allow further solicitation of shareholders. The Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the

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Meeting may be held as adjourned to a date within sixty (60) days from the date set for the original meeting to permit further solicitation of proxies with respect to the Reorganization.

Additional Information About the Acquiring Fund

Information About Capital Structure

The Acquiring Fund is an open-end diversified series of Valued Advisers Trust (the “Trust”). The operations of the Trust are governed by its Declaration of Trust, Bylaws and Delaware law. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008. The Acquiring Fund is one of a series of funds authorized by the Trust’s Board of Trustees.

Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund they hold immediately prior to the Reorganization, with cash being received in lieu of fractional shares. The Acquiring Fund shares will be credited to the Target Fund shareholder’s brokerage account and the shares of the Target Fund will be cancelled. If a shareholder does not have a brokerage account that can accommodate shares of an ETF at the time of the Reorganization, the Acquiring Fund shares that a shareholder receives in the Reorganization will be held by a stock transfer agent, American Stock Transfer (“AST”), until the shareholder identifies a brokerage account into which AST can transfer the shares. Any Acquiring Fund shares held by the stock transfer agent on behalf of a shareholder will be treated as being held by such shareholder for all U.S. federal income tax purposes. If a shareholder’s Acquiring Fund shares are not transferred from AST into a brokerage account within a year of the date of a Reorganization, after one year, such shares of the Acquiring Fund held at AST will be converted to cash and the cash proceeds sent to the accountholder of record. The conversion of the Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event for U.S. federal income tax purposes. If a shareholder holds shares through a fund direct IRA and does not take action prior to the Reorganization, the shareholder’s Target Fund shares will be liquidated and the shareholder will receive cash equal in value to the NAV of the shareholder’s Target Fund shares.

Principal Risks of the Acquiring Fund

The principal risks of investing in the Acquiring Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Stock Market Risk. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline as a result of national and global events such as recession, war, epidemics or pandemics, terrorism, natural disasters and other events which may have a significant impact on markets generally.

Pandemic Risk. The global outbreak of the COVID-19 virus and the resulting governmental responses to address the pandemic have disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Fund may be impacted by COVID-19, which may in turn impact the value of your investment.

Sanctions Risk. Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.

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Risks of Investing in Common Stocks. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

Risks of Small and Medium Capitalization Companies. To the extent the Fund invests in small and medium cap companies, the Fund will be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies, and small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may also have limited markets, product lines or financial resources, and may lack management experience.

Risks of Foreign Securities. To the extent the Fund invests in foreign securities (including ADRs) the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated obligations, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the United States.

Risks of Value Investing. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Under certain market conditions, value investing may not perform as well as other investment styles.

Risk of Warrants and Rights. A warrant or right gives the Fund the ability to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant or right may become worthless unless it is exercised or sold before expiration. For example, if the market price of the common stock does not exceed the warrant’s or right’s exercise price during the life of the warrant or right, the warrant or right will expire worthless. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant or right may be greater than the percentage increase or decrease in the value of the underlying common stock.

Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the company issuing the convertible security and other factors also may have an effect on the convertible security’s investment value.

Market Trading Risk. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the Fund’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage

25

process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of the Fund’s shares and its underlying value.

There can be no assurance that the shares will continue to trade on a stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market, or that such requirements will remain unchanged. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Premium/Discount Risk. Shares of the Fund may trade at prices other than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below its most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility.

Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The Adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment adviser, custodian, Transfer Agent or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Fund relies on third-party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by any government agency.

As with any fund investment, the Fund’s returns will vary and you could lose money.

Additional Investment Strategies and Policies

Temporary Defensive Positions

From time to time, the Acquiring Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Acquiring Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. The Acquiring Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the Adviser, or if the Adviser believes that sufficient investment opportunities that meet the Acquiring Fund’s investment criteria are not available. By keeping cash on hand, the Acquiring Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, the Acquiring Fund may not achieve its investment objective(s).

For More Information

You can find additional information about the Acquiring Fund in the following documents:

Annual and Semi-Annual Reports. While this Combined Proxy Statement/Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports will detail the Acquiring Fund’s actual investments as of their report dates. The Annual Report will include a discussion by the Acquiring Fund’s management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period. Paper copies of the reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. You may elect to receive all future reports in paper, free of charge by contacting your financial intermediary or, if you hold your shares directly, by calling the Fund toll-free at [•] or writing to the Fund at [___], c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Statement of Additional Information. The Acquiring Fund’s SAI included as Appendix A to the Reorganization SAI contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Acquiring Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.

How to Obtain Copies of Other Fund Documents. You can obtain free copies of the current SAI and, the Acquiring Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at [•]. You may also request other information about the Acquiring Fund and make shareholder inquiries. The Acquiring Fund’s SAI and Annual and Semi-Annual Reports will be available on the Fund’s website at [___]. The requested documents will be sent within three business days of receipt of the request.

You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Principal Shareholders

As of [•], 2022, the Acquiring Fund was not operational and, therefore, had no shareholders. As of [•], 2022, the officers and Directors of Kovitz, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. [The Target Fund is not aware of any person who, as of [•], 2022, “controls” (within the meaning of the 1940 Act) the Target Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more

27

than 25% of the voting securities of a fund is presumed to control the fund.] As of [•], 2022, the following shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the Target Fund:

Name and Address of Record or Beneficial Owner	Percentage of Target Fund
[•]	[•]%
[•]	[•]%
[•]	[•]%
[•]	[•]%

Financial Highlights

The Acquiring Fund is new and has no performance history as of the date of this Combined Proxy Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Green Owl Fund following the Reorganization.

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Appendix a

agreement and plan of reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of [•], 2022 by Valued Advisers Trust, a Delaware statutory trust (in such capacity, the “Acquiring Trust”), on behalf of Kovitz Core Equity ETF, a series of the Acquiring Trust (the “Acquiring Fund”), Northern Lights Fund Trust III, a Delaware statutory trust (in such capacity, a “Target Trust”), on behalf of Marathon Value Portfolio, a series of the Target Trust (a “Target Fund”), Valued Advisers Trust, a Delaware statutory trust (in such capacity, a “Target Trust”), on behalf of Green Owl Intrinsic Value Fund, a series of the Target Trust (a “Target Fund”) and Kovitz Investment Group Partners, LLC (for purposes of Section 9.1 of this Agreement only), the investment adviser to the Acquiring Fund and each of the Target Funds (the “Adviser”). The Acquiring Trust and each Target Trust may be referred to herein each as a “Trust” and, collectively, as the “Trusts.” The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”), cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the complete liquidation of the Target Fund by the distribution of (a) all of the Acquiring Fund Shares, and cash in lieu of fractional Acquiring Fund Shares, to the shareholders of the Target Fund other than shareholders of the Target Fund who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”) and (b) cash to Direct IRA Shareholders, and the termination of the Target Fund thereafter as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganizations”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, each Target Fund is a separate series of a Target Trust, and each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund at the time of the Reorganizations will not be diluted as a result of the Reorganizations, and the Board of Trustees of each Target Trust (each, a “Target Trust Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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Article I

TRANSFER OF ASSETS OF EACH Target FUND IN EXCHANGE FOR ACQUIRING FUND SHARES and the assumption of the Liabilities OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH Target FUND

1.1               THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees to: (i) issue and deliver to such Target Fund the number of full Acquiring Fund Shares, plus cash in lieu of fractional shares, if any, computed in the manner set forth in Section 2.3; and (ii) assume all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to a Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2               ASSETS TO BE TRANSFERRED. Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain cash in an amount equal to the aggregate net asset value of the shares of the Target Fund held by Direct IRA Shareholders of such Target Fund computed consistent with the methodology set forth in Section 2.1; provided, however, in no event shall the Target Fund transfer less than 90% of its net assets or less than 70% of its gross assets to the Acquiring Fund determined as of the Effective Time.

Each Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date, provided, however, that if both Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require either Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Trust Board or the Adviser, such disposition would adversely affect the status of its Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3               LIABILITIES TO BE ASSUMED. Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether

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or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4               SOLE SHAREHOLDER APPROVALS. Prior to the Closing and prior to the transfer of stock and securities from certain separately managed accounts advised by the Adviser to the Acquiring Fund pursuant to the [Contribution Agreement] dated ___, 2022 among each Trust, on behalf of its respective Fund(s), and the Adviser, on behalf of itself and the beneficial owners of the separately managed accounts (the “SMA Contribution”), the Acquiring Fund will issue one Acquiring Fund Share (the “Initial Share”) to the Adviser or one of its affiliates (the “Sole Shareholder”) in exchange for [$10.00] for the sole purpose of allowing the Sole Shareholder to (a) approve the investment management agreement with respect to the Acquiring Fund, (b) elect trustees of the Acquiring Fund and (c) approve any other matter for which shareholder approval is required. Such Initial Share will be redeemed by the Acquiring Fund prior to the Closing and prior to the closing of the SMA Contribution for [$10.00].

1.5               LIQUIDATING DISTRIBUTION. As of the Effective Time (as defined in Section 3.1), each Target Fund will distribute in complete liquidation of such Target Fund (i) the Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, if any, received by such Target Fund pursuant to Section 1.1 to its shareholders of record other than Direct IRA Shareholders of such Target Fund, determined as of the time of such distribution (each a “Target Fund Shareholder” and, collectively, the “Target Fund Shareholders”) and (ii) the cash retained by such Target Fund pursuant to Section 1.2 to its Direct IRA Shareholders determined as of the time of such distribution. All of the issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.6               OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to each Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.7               TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8               LIQUIDATION AND TERMINATION. Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with such Target Trust’s governing documents and the laws of the State of Delaware promptly following the Closing and the making of all distributions pursuant to Section 1.5, but in no event later than 12 months following the Closing Date.

1.9               REPORTING. Any reporting responsibility of a Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.10           BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

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Article II

VALUATION

2.1               VALUATION OF TARGET FUND ASSETS. The value of the net assets of each Target Fund transferred to the Acquiring Fund will be the value of such assets, less the Target Fund’s liabilities assumed by the Acquiring Fund, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2               VALUATION OF ACQUIRING FUND SHARES. The net asset value per share for the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3               SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with Section 2.2. For the avoidance of doubt, however, the number of Acquiring Fund Shares to be issued by the Acquiring Fund to the Target Fund shall be equal to the number of whole Acquiring Fund Shares that the Target Fund Shareholders are entitled to receive in the liquidating distribution pursuant to Section 1.5. The Acquiring Fund will not issue any fractional Acquiring Fund Shares to the Target Fund and in lieu thereof shall issue to the Target Fund cash in an amount equal to the aggregate amount of fractional share interests to which Target Fund Shareholders would otherwise be entitled multiplied by the net asset value of one Acquiring Fund Share determined pursuant to Section 2.2.

2.4               EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5               COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ custodian in accordance with its regular practice in such capacity.

Article III

CLOSING AND CLOSING DATE

3.1               CLOSING DATE. The Closing shall occur on [•], 2022 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

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3.2               CUSTODIAN’S CERTIFICATE. Each Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3               TRANSFER AGENT’S CERTIFICATE. Each Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the shareholders of the Target Fund, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to each Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to such Target Fund’s account on the books of the Acquiring Fund.

3.4               DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1               REPRESENTATIONS OF EACH TARGET FUND. Each Target Trust, on behalf of itself and its respective Target Fund, represents and warrants as follows:

(a)                The Target Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)                The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)                The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval, if applicable, and compliance with the other provisions hereof) will not result, in violation of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)                Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)                 No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and

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adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)                The financial statements of the Target Fund as of the last day of and for its most recently completed fiscal year have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of the last day of its most recently completed fiscal year and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)                Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)                 All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)                 All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(k)                At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)                 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Trust Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its

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terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)              The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)                From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders, if applicable, and as of the Closing, any written information furnished by the Target Trust with respect to the Target Fund for use in the Registration Statement, Shareholder Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)                For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2               REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)                The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

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(c)                The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)                The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)                No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)                 The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, without par value. [As of the date hereof and immediately prior to the Closing, the Acquiring Fund has had and will have no outstanding common shares or any other outstanding securities other than the Initial Share issued to the Sole Shareholder for the purposes set forth in Section 1.4 [and the Acquiring Fund Shares issued to the SMAs], 1 no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and no outstanding securities convertible into shares of the Acquiring Fund.

(g)                The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Trust Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)                The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund.

(i)                 The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(j)                 From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders, if applicable, and as of the Closing, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Shareholder Materials (as defined in

1 NTD: The SMA Contribution is expected to occur two or three days before the Closing Date.

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Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(k)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(l)                 The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and will do so for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for its taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(m)              The Acquiring Fund was newly-formed for the purpose of engaging in the Reorganizations and SMA Contribution and has had no assets or liabilities, and will have no assets or liabilities prior to the Closing, other than as a result of the issuance of the Initial Share as contemplated by Section 1.4 [and the SMA Contribution], and has engaged in no activities, and will engage in no activities prior to the Closing, other than as necessary to consummate the transactions hereunder and the SMA Contribution.

Article V

COVENANTS OF the FUNDs

5.1               OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2               APPROVAL OF SHAREHOLDERS. If shareholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law, or a Target Trust’s Declaration of Trust and/or Bylaws, such Target Fund will call a meeting of its shareholders to be held prior to the Closing date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3               INVESTMENT REPRESENTATION. Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

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5.4               ADDITIONAL INFORMATION. Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.5               FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6               STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Target Trust, a statement of the earnings and profits of such Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7               PREPARATION OF REGISTRATION STATEMENT AND SHAREHOLDER MATERIALS. The Acquiring Trust will prepare and file with the Commission registration statements on Form N-14 relating to the Acquiring Fund Shares to be issued to each Target Fund for distribution to Target Fund Shareholders and related matters (each, a “Registration Statement”). Each Registration Statement shall include a proxy statement or information statement, as applicable, of a Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. Each Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statements, including the proxy statement, information statement and related materials (the “Shareholder Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8               TAX STATUS OF REORGANIZATIONS. The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. No Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS of EACH Target FUND

With respect to the Reorganization of each Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1               All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to such Target Fund a certificate executed in its name by the Acquiring Trust’s

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President or any Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2               The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND

With respect to the Reorganization of each Target Fund, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1               All representations, covenants, and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Such Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by such Target Trust’s President or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2               Such Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3               Such Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.4               Prior to the Valuation Time, such Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5               Such Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

Article VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1               If shareholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law, or a Target Trust’s Declaration of Trust and/or Bylaws, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything

11

herein to the contrary, neither the Acquiring Fund nor such Target Fund may waive the condition set forth in this Section 8.1.

8.2               As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3               All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4               The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5               Each Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares in an amount to be determined by such Target Trust’s officers in accordance with such Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6               Each Target Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)                The Acquiring Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Delaware statutory trust,” and is existing under the laws of the State of Delaware.

(b)                The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)                To the knowledge of such counsel, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the State of Delaware for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

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8.7               The Acquiring Fund shall have received an opinion from Thompson Hine LLP, with respect to Marathon Value Portfolio and Northern Lights Fund Trust III, and an opinion from Troutman Pepper Hamilton Sanders LLP, with respect to Green Owl Intrinsic Value Fund and Valued Advisers Trust, dated as of the Closing Date, substantially to the effect that:

(a)                The Target Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Delaware statutory trust,” and is existing under the laws of the State of Delaware.

(b)                The execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(c)                To the knowledge of such counsel, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the State of Delaware for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.8               With respect to each Reorganization, the Funds participating in the Reorganization shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)                The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the complete liquidation of the Target Fund by the distribution of (i) all the Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, so received by the Target Fund to the Target Fund Shareholders of record and (ii) cash to the Direct IRA Shareholders of the Target Fund of record and the termination of the Target Fund promptly thereafter under applicable state law, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)                No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)                No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, to the Target Fund Shareholders and cash to the Direct IRA Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

13

(d)                No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Share.

(e)                The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder (reduced by the amount of any basis allocable to a fractional Acquiring Fund Share for which cash is received).

(f)                 The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)                The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)                The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on the Target Funds, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganizations on a Direct IRA Shareholder of a Target Fund, (3) the effect of the Reorganizations on any direct or indirect shareholder of a Target Fund that is a corporation under the alternative minimum tax imposed under Section 55 of the Code, or (4) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Trusts and the Funds, and each Trust and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.8.

Article IX

EXPENSES

9.1               The expenses incurred in connection with the Reorganizations (“Reorganization Expenses”) will be borne by the Adviser. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statements and other Shareholder Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. If the Reorganization is not approved or completed, the Adviser or an affiliate will bear the Reorganization Expenses. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs.

14

9.2               Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3               Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The parties agree that no party has made to any other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

11.1           This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or any Vice President of each Trust without further action by a Target Trust Board or the Acquiring Trust Board. In addition, any Fund may at its option terminate the Agreement with respect to that Fund and the corresponding Target Fund or Acquiring Fund, as the case may be, at or before the Closing due to:

(a)                a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)                a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)                a determination by a Target Trust Board or the Acquiring Trust Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trusts or the Funds. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Reorganization expenses allocated to it as provided in Section 9.1.

15

Article XII

AMENDMENTS

12.1           This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Trust subject to the prior review of each Fund’s counsel and the authorization of each Trust’s Board of Trustees; provided, however, that following any meeting of the shareholders of a Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           Each Trust is a Delaware statutory trust organized in series of which its respective Fund constitutes one such series, and each Trust is executing this Agreement with respect to its respective Fund only. Pursuant to the Declaration of Trust of each Trust and Section 3804(a) of the Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Fund are enforceable against the assets of such Fund only, and not against the assets of a Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Trust generally or any other series thereof are enforceable against the assets of a Fund.

13.6           It is understood and agreed that the use of a single agreement among the Funds is for administrative convenience only and that this Agreement constitutes a separate agreement

16

between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

13.7           The failure of any Target Fund or the Acquiring Fund with respect to a Target Fund to consummate a Reorganization shall not affect the validity of any other Reorganization, and the provisions of this Agreement shall be construed to effect this intent.

[Signature Page Follows]

17

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

VALUED ADVISERS TRUST, on behalf of Kovitz Core Equity ETF By: Name: Title:

NORTHERN LIGHTS FUND TRUST III, on behalf of Marathon Value Portfolio By: Name: Title:

VALUED ADVISERS TRUST, on behalf of Green Owl Intrinsic Value Fund By: Name: Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: KOVITZ INVESTMENT GROUP PARTNERS, LLC By: Name: Title:

18

[FUND LOGO]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

Marathon value portfolio
A Series of Northern Lights Fund Trust III
Proxy For The Special Meeting of Shareholders to Be Held On [Date]

The undersigned, revoking prior proxies, hereby appoints _______________ and _______________, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Special Meeting of Shareholders of the Fund to be held on [Date], at [Time]. As part of our precautions regarding the coronavirus pandemic and to support the health and safety of the Fund’s shareholders, shareholders of the Fund have the option to attend the Meeting either in person at the offices of [address], or virtually via conference call. Shareholders will vote upon the Proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free 1-800-###-####. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on [Date]. The proxy statement for this meeting is available at: vote.proxyonline.com/________________

Marathon value portfolio

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Special Meeting of Shareholders or before any adjournments or postponements thereof.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

		FOR	AGAINST	ABSTAIN
1.	To consider and vote on a proposal to convert the Target Fund to an ETF through the reorganization of the Target Fund into Kovitz Core Equity ETF, a newly created series of Valued Advisers Trust.	○	○	○

THANK YOU FOR VOTING

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [•], 2022

STATEMENT OF ADDITIONAL INFORMATION
DATED [•], 2022

VALUED ADVISERS TRUST

Relating to the Acquisition of the Assets and Liabilities of

MARATHON VALUE PORTFOLIO

71 South Wacker Drive, Suite 1860

Chicago, Illinois 60606

(312) 334-7300

This statement of additional information (“SAI”) contains information which may be of interest to shareholders of the Marathon Value Portfolio (the “Target Fund”), a series of Northern Lights Fund Trust III but which is not included in the Combined Proxy Statement/Prospectus dated [•], 2022 (the “Combined Proxy Statement/Prospectus”) which relates to the reorganization of the Target Fund into Kovitz Core Equity ETF (the “Acquiring Fund”), a newly formed series of Valued Advisers Trust. This SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus. As described in the Combined Proxy Statement/Prospectus, the Reorganization would involve the transfer of substantially all the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund. The Target Fund would distribute in complete liquidation of the Target Fund (i) the Acquiring Fund shares plus cash in lieu of fractional shares to the Target Fund’s shareholders, other than Target Fund shareholders who hold their Target Fund shares through a fund direct individual retirement account (“Direct IRA Shareholders”), and (ii) cash to Direct IRA Shareholders. The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge at [__].com, by calling toll-free [____] or by writing (regular mail) to Kovitz Investment Group Partners, LLC, 71 South Wacker Drive, Suite 1860, Chicago Illinois 60606.

1

Incorporation by Reference	3
Independent Registered Public Account Firm	3
Supplemental Financial Information	3
Appendix A—Additional Information about the Acquiring Fund	A-1
2

INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents only insofar as they relate to the Target Fund (SEC File Nos. 811-22655 and 333-178833):

1.       The Statement of Additional Information of Marathon Value Fund, dated February 1, 2022, as supplemented to date;

2.       the unaudited financial statements included in the Semi-Annual Report to Shareholders of Marathon Value Portfolio for the period ended March 31, 2022; and

3.       The audited financial statements included in the Annual Report to Shareholders of Marathon Value Fund for the fiscal year ended September 30, 2021.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund, for the fiscal year ended September 30, 2021, and the unaudited financial statements for the Target Fund contained in the Target Fund’s Semi-Annual Report for the six-month period ended March 31, 2022 are incorporated herein by reference only insofar as they relate to the Target Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

Copies of any of the above-referenced documents may be viewed online or downloaded without charge on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of these reports, as well as proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of the above-referenced documents relating to the Target Fund may be obtained at no charge on the Target Fund’s website [___].com or by calling [___].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements for the Target Fund incorporated by reference into the Combined Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of Cohen & Company, Ltd., given their authority as experts in auditing and accounting.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Comparison of the Target Fund and the Acquiring Fund—Fees and Expenses” section of the Combined Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of its Acquiring Fund. As a result, schedules of investments of the Target Fund modified to show the effects of the Reorganization are not required and are not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of its Reorganization as described in the Combined Proxy Statement/Prospectus.

The Green Owl Intrinsic Value Fund will be the accounting and performance survivor if shareholders approve the Reorganization. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Target Fund.

3

APPENDIX A—ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Kovitz Core Equity ETF (the “Acquiring Fund”) is a newly formed series of Valued Advisers Trust, a Delaware statutory trust. The attached Statement of Additional Information (“SAI”) for the Acquiring Fund generally provides additional information about the Acquiring Fund that is not required to be in the Acquiring Fund’s prospectus.

A-1

Kovitz Core Equity ETF

EQTY

Primary Listing Exchange for the Fund: NYSE Arca

A Series of Valued Advisers Trust

Statement of Additional Information

[__________], 2022

Kovitz Investment Group Partners, LLC

71 South Wacker Drive, Suite 1860

Chicago, IL 60606

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the Kovitz Core Equity ETF (the “Fund”) dated [_______], 2022. This SAI incorporates by reference the Predecessor Fund’s (defined below) Annual Report to Shareholders for the fiscal year ended October 31, 2021. This SAI also incorporates by reference the unaudited financial statements and notes thereto included in the Predecessor Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2022. A free copy of the Prospectus, Annual Report, or Semi-Annual Report can be obtained without charge, upon request, by calling toll-free [ ] or by visiting the Fund’s website at [ ].

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
PORTFOLIO TURNOVER	8
INVESTMENT LIMITATIONS	8
INVESTMENT ADVISER	10
TRUSTEES AND OFFICERS	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	16
PORTFOLIO TRANSACTIONS AND BROKERAGE	16
DISCLOSURE OF PORTFOLIO HOLDINGS	18
PROXY VOTING POLICY	19
DETERMINATION OF NET ASSET VALUE	19
HOW TO BUY AND SELL SHARES	20
STATUS AND TAXATION OF THE FUND	27
THE DISTRIBUTOR	37
OTHER SERVICE PROVIDERS	38
FINANCIAL STATEMENTS	38
DISCLAIMERS	38
EXHIBIT A	40
EXHIBIT B	42
EXHIBIT C	46

DESCRIPTION OF THE TRUST AND THE FUND

The Kovitz Core Equity ETF (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Trustees. The Fund’s investment adviser is Kovitz Investment Group Partners, LLC (the “Adviser”).

The Fund is the successor in interest to the Green Owl Intrinsic Value Fund (the “Predecessor Fund”) The Predecessor Fund was previously organized as a series of the Trust, and advised by the Adviser. On [_______], 2022, the Board of Trustees of the Trust (the “Board”) approved the reorganization of the Predecessor Fund with and into the Fund, a “shell” series of the Trust, and effective as of the close of business on [_______], 2022, the Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the Predecessor Fund (the “Reorganization”).  The Fund succeeded to the accounting and performance histories of the Predecessor Fund.  Any such historical information provided in this SAI for the Fund that relates to periods prior to [_______], 2022, is therefore that of the Predecessor Fund. The Predecessor Fund had the same investment objectives and substantially similar investment strategies to the Fund, and was managed by the same portfolio managers as the Fund. The Predecessor Fund commenced operations in 2011.

On [______], 2022, the Board also approved the reorganization of The Marathon Value Portfolio, a series of Northern Lights Fund Trust III (the “Marathon Fund”), with and into the Fund, and effective as of the close of business on [______], 2022, the assets and liabilities of the Marathon Fund were transferred to the Fund in exchange for shares of the Fund. The Marathon Fund had similar investment objectives and policies as the Fund and was managed by the same portfolio managers. The Advisor also managed the assets of multiple separately managed accounts (the “SMAs”) that will also be transferred to the Fund

The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of shares.

Shares are listed and traded on NYSE Arca. (“NYSE Arca” or the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from the Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers only one class of shares. In

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case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and sale of shares of the Fund, see “How to Buy and Sell Shares” in the Fund’s Prospectus and in this SAI. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information about the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B. Depositary Receipts. The Fund may invest in foreign securities either directly or by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be

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treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored”. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities. Risks associated with direct investments in foreign securities, rather than through depositary receipts, are described below under “Foreign Securities.”

C. Foreign Securities. The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign

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governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which portfolio securities are organized or operate relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

China Executive Order and Other Sanctions. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets. Additionally, in June 2021,the President of the United Statesissued an executive order (“CMIC Order”) prohibiting U.S. persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. The CMIC Order initially applied to over 30 companies previously designated as CCMCs by the Department of Defense earlier in 2020. The CMIC Order provides for a 365-day divestment period for any CCMCs that are designated in the future. Also, in December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law. When implemented, the HFCAA could cause securities of foreign issuers (including China) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information.The potential impact of the HFCAA is unclear at this time. Finally, the Chair of the SEC announced in July 2021 that the SEC would be requiring additional disclosures about the corporate structure of Chinese companies listing in the U.S. (pursuant to which U.S. investors own shares in an offshore shell company rather than the Chinese company itself) and the risks to U.S. investors, including the risks of such companies being delisted from the U.S. exchange under the HFCAA. Events such as these are difficult to predict and may or may not occur in the future.

D. Convertible Securities. The Fund may invest in convertible securities, which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security. However, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

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E. Derivative Instruments. The Fund may invest in option instruments as described below:

Writing Covered Call Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Put Options – The Fund may write put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may also write straddles (combinations of puts and calls on the same underlying security.)

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

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The Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A put option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities it owns to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

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A call option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Options Transactions Generally – Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be required to exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on an adviser’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and its ability to select the proper time, type and duration of the options.

The Fund may purchase either exchange-traded or over-the-counter options on securities. With certain exceptions, over-the-counter options, and any assets used to cover them, are considered illiquid securities. The Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

F. Illiquid Investments. The Fund may invest in illiquid securities. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. However, the Fund will not acquire any illiquid investment ties if, immediately after the acquisition, the Fund would have invested more than 15% of the value of the Fund's net assets in illiquid investments.

Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, the Fund will take steps in accordance with the Trust’s Liquidity Risk Management Program to protect liquidity.

G. Restricted Securities. The Fund may invest in restricted securities (securities the disposition of which is restricted under the federal securities laws), including securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

H. Borrowing. The Fund may borrow for investment purposes and for other purposes permitted by the Investment Company Act of 1940 (“1940 Act”). Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market

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fluctuations or otherwise, even if such liquidation of the Fund’s holdings may be disadvantageous from an investment standpoint. Borrowing creates leverage, which will exaggerate the effect or any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s NAV and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees). Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

I. Temporary Investments. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker’s acceptances and repurchase agreements. The Fund may also invest in futures, options, shorts and foreign currency hedging as a defensive measure. To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

J. Stock Market Risk. The Fund may lose money due to fluctuations within the stock market which may be unrelated to individual issuers and could not have been predicted. The price of the securities which the Fund holds may change unpredictably and due to local, regional, international, or global events. These events may include economic downturns such as recessions or depressions; natural occurrences such as natural disasters, epidemics or pandemics; acts of violence such as terrorism or war; and political and social unrest. Due to the prominence of globalization and global trade, the securities held by the Fund may be affected by international and global events. In the case of a general market downturn, multiple asset classes, or the entire market, may be negatively affected for an extended and unknown amount of time. Although all securities are subject to these risk, different securities will be affected in different manners depending on the event.

In addition, the global outbreak of the COVID-19 virus and the resulting pandemic has disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Fund may be impacted by COVID-19, which may in turn impact the value of your investment.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. During the fiscal years ended October 31, 2020 and October 31, 2021, the Predecessor Fund’s portfolio turnover rate was 46% and 20%, respectively, of the average value of its portfolio.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

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1.	Borrowing Money. The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.	Diversification. The Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities and securities of other investment companies are not subject to this limitation).

3.	Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act and the rules and regulations thereunder.

4.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

5.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

6.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

7.	Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

8.	Concentration. The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

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Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

INVESTMENT ADVISER

The Fund’s Adviser is Kovitz Investment Group Partners, LLC, 71 South Wacker Drive, Suite 1860, Chicago, IL 60606. The Adviser is a registered investment adviser that provides investment advice primarily to high net worth individuals and institutional clients. The Adviser is an indirect wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms.

Under the terms of an investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board. Under the Agreement, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Adviser under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses. As compensation for its management services, the Fund is obligated to pay the Adviser a unitary advisory fee computed and accrued daily and paid monthly at an annual rate of 0.99% of the average daily net assets of the Fund.

The Fund was created as part of the reorganization of the Predecessor Fund and the Marathon Fund into the Fund. Prior to the Reorganization, the Predecessor Fund was managed by the Adviser. The following table describes the advisory fees earned by the Adviser, amounts waived and/or reimbursed and net amounts paid to the Adviser by the Predecessor Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees
October 31, 2019	$800,982	$(175,543)	$625,439
October 31, 2020	$782,543	$(184,529)	$598,014
October 31, 2021	$933,039	$(168,110)	$764,929

The Adviser retains the right to use the names “Kovitz Investment Group Partners” and “Kovitz” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the names “Kovitz Investment Group Partners” and “Kovitz” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

About the Portfolio Managers

Mitchell A. Kovitz, Joel D. Hirsh, Bryan L. Engler, and Jonathan A. Shapiro (“Portfolio Managers”) are responsible for managing the Fund. The Portfolio Managers were also responsible for managing the Predecessor Fund prior to the Reorganization. As of October 31, 2021, the Portfolio Managers were

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responsible for managing the following types of accounts, in addition to the Predecessor Fund (figures are approximate):

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mitchell A. Kovitz	Investment Companies: 2 Pooled Investment Vehicles: 2 Other Accounts: 4,400	Investment Companies: $164 million Pooled Investment Vehicles: $238 million Other Accounts: $4.5 billion	Investment Companies: 0 Pooled Investment Vehicles: 2 Other Accounts: 0	Investment Companies: $0 Pooled Investment Vehicles: $238 million Other Accounts: $0
Joel D. Hirsh	Investment Companies: 2 Pooled Investment Vehicles: 2 Other Accounts: 4,400	Investment Companies: $164 million Pooled Investment Vehicles: $238 million Other Accounts: $4.5 billion	Investment Companies: 0 Pooled Investment Vehicles: 2 Other Accounts: 0	Investment Companies: $0 Pooled Investment Vehicles: $238 million Other Accounts: $0
Bryan L. Engler	Investment Companies: 2 Pooled Investment Vehicles: 0 Other Accounts: 4,400	Investment Companies: $164 million Pooled Investment Vehicles: $0 Other Accounts: $4.5 billion	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	Investment Companies: $0 Pooled Investment Vehicles: $0 Other Accounts: $0
Jonathan A. Shapiro	Investment Companies: 2 Pooled Investment Vehicles: 0 Other Accounts: 0	Investment Companies: $164 million Pooled Investment Vehicles: $0 Other Accounts: $0	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	Investment Companies: $0 Pooled Investment Vehicles: $0 Other Accounts: $0

Compensation: Mr. Kovitz and Mr. Hirsh receive an annual base salary and other compensation from a separate company which receives a management fee in connection with such services (the “Management Co.”). Mr. Kovitz and Mr. Hirsh each have ownership interests in the Management Co. They may receive distributions from the Management Co., which may come indirectly from profits generated by the Adviser. Mr. Engler receives an annual base salary and discretionary and performance bonuses from the Adviser. Mr. Shapiro receives an annual base salary and discretionary bonuses from the Adviser.

Certain Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as they use for other clients and because the Adviser manages assets for other clients. This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an investment for the Fund and do not include such investment in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing

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market conditions at the time such recommendation is made. Each Portfolio Manager carries on investment activities for other clients and may also carry on investment activities for his own account(s) and/or the accounts of family members, and therefore will not be devoting all of his or her efforts to the management of the Fund. As a result of these activities, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

Ownership of Fund Shares: As of [______], 2022, the Fund has not yet commenced operations and accordingly, the Portfolio Managers do not own any shares of the Fund.

The Portfolio Managers are invested in a separate account strategy that mirrors the Fund. The ranges of their ownership across all vehicles that are managed according to this investment strategy are as follows:

Range of Investments in Core Equity
	<$500k	$500k-$1M	$1M - $5M	$5M+
Mitchell A. Kovitz
Joel D. Hirsh
Bryan L. Engler
Jonathan A. Shapiro

TRUSTEES AND OFFICERS

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairperson of the Board is Andrea N. Mullins, who is not an “interested person” of the Trust, as that term is defined under the 1940 Act (“Independent Trustee”). The Board has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board also has frequent interaction with the service providers and Chief Compliance Officer (the “CCO”) of the Trust with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

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Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Ira P. Cohen, 63 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee and Audit Committee Chairman, Apollo Diversified Real Estate Fund (since March 2022); Trustee, Chairman and Nominating and Governance Committee Chairman, Angel Oak Funds Trust (since October 2014) (5 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Chairman, and Nominating and Governance Committee Chairmn, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Nominating and Governance Committee Chairman, U.S. Fixed Income Trust (since March 2019).
Andrea N. Mullins, 54 Independent Trustee Since December 2013 Chairperson Since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (5 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 202) (2 portfolios); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (since November 2021).
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of 16 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

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Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger***, 60 Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of 16 series.

*** Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributors.

The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board currently has established three standing committees: the Audit Committee; the Pricing Committee; and the Governance and Nominating Committee.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. During the 2021 calendar year, the Audit Committee met five times.

The Pricing Committee of the Board is responsible for reviewing and approving the Funds’ fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. During the 2021 calendar year, the Pricing Committee met four times.

The Governance and Nominating Committee consists of the Independent Trustees and oversees general Trust governance-related matters. The Governance and Nominating Committee’s purposes, duties and powers are set forth in its written charter, which is included in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. During the 2021 calendar year, the Governance and Nominating Committee met three times.

Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; and (4) how the individual would enhance the diversity of the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Ira P. Cohen – Mr. Cohen has over 41 years of experience in the financial services industry, including in an executive management role. He was selected to serve as Trustee of the Trust based primarily on his comprehensive understanding of the Trust’s operations and investments.

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Andrea N. Mullins – Ms. Mullins has over 28 years of experience in the mutual fund industry, including experience in management, accounting and financial reporting.

Mark J. Seger – Mr. Seger has over 34 years of experience in the financial services industry, including extensive experience in an executive management role with two different mutual fund servicing companies, including the Trust’s administrator. Mr. Seger was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations, including the regulatory framework under which the Trust must operate.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 46 Principal Executive Officer and President Since March 2022 Vice President From December 2011 to March 2022	Current: Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).	None.
N. Lynn Bowley, 63 Chief Compliance Officer Since April 2022	Current: Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since January 2007).	None.
Carol J. Highsmith, 57 Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Zachary P. Richmond, 42 Principal Financial Officer and Treasurer Since September 2021

Current: Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019).

Previous: Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.
Stephen L. Preston, 55 AML Compliance Officer Since June 2017

Current: Chief Compliance Officer, Ultimus Fund Distributors, LLC (since June 2011); Vice President, Financial Operations Principal, and Anti-Money Laundering Officer, Ultimus Fund Distributors, LLC (since April 2021); Treasurer, Financial Operations Principal, Chief Compliance Officer, and Anti-Money Laundering Officer, Northern Lights Distributors, LLC (since April 2021).

Previous: Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019); Chief Compliance Officer, Unified Financial Securities, LLC (April 2018 to December 2019).

None.
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of 16 series.

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2021 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Ira P. Cohen	A	A
Andrea N. Mullins	A	A
Interested Trustee
Mark J. Seger	A	A

Compensation. Set forth below are estimates of the annual compensation to be paid to the Trustees entitled to receive compensation by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Ira Cohen	$3,219	$0	$0	$51,500
Andrea N. Mullins	$3,343	$0	$0	$53,500

*As of the date of this SAI, the Trust consists of 16 series. Each series, including the Fund, pays a portion of the overall Independent Trustee compensation expenses, which is based on the total number of series in the Trust. Effective January 1, 2022, each Independent Trustee receives annual base compensation of $3,300 per series. Each Independent Trustee also receives additional compensation for serving as the chairperson of one or more of the Trust’s standing committees and for participating in special meetings of the Board.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the 1940 Act. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The Trust and the Fund do not have information concerning the Fund’s beneficial ownership held in the names of DTC Participants. As of the date of this SAI, the Fund had no principal shareholders.

As of the date of this SAI, the Trustees and officers of the Trust own beneficially none of the outstanding shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer, among other things. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

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The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not always possible to place a dollar value on the research and other information received.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker or holder (in the secondary market). Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. When the broker acts as agent, a commission will be charged on the transaction; when the broker acts as principal, the markup is included in the bond price.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions may produce better execution for the Fund because of the increased volume of the transaction. This may also result in a conflict of interest because the Adviser may have to choose among the Fund and its other clients with respect to the purchase or sale of the limited supply of the security to be purchased or sold. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

The following table sets forth the brokerage commissions paid by the Predecessor Fund on its portfolio brokerage transactions during the periods shown:

Fiscal Year End	Brokerage Commissions
October 31, 2019	$10,042
October 31, 2020	$12,229
October 31, 2021	$0

The Trust, the Fund’s distributor, and the Adviser have each adopted a Code of Ethics (each a “Code” and collectively, the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under 1940 Act. The personnel subject to the Codes are permitted to invest in

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securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling the Fund at [ ]. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. Because the Fund is an exchange-traded fund, it is required to publicly disclose its portfolio holdings daily, as described below. As further described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s CCO. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

The Fund discloses on its website at www.[ ].com the start of each day on which the New York Stock Exchange is open for business (“Business Day”) the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services,

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including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Unites or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day.

The Fund reserves the right to adopt a semi-transparency policy which would allow the Fund to disclose information to facilitate efficient trading of shares through substantial portfolio transparency and publication of informative metrics, while shielding the identity of the full portfolio contents of the Fund to protect the Fund’s investment strategy.  The Fund may adopt such a policy with approval of the Board and without shareholder approval.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Fund’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

You may also obtain a copy of the Adviser’s proxy voting policies by calling the Adviser at (312) 334-7300. A copy of the policies will be mailed to you within three days of receipt of your request. You may obtain a copy of the Trust’s or Adviser’s policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the NAV. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing

19

service at the NASDAQ Official Closing Price. When market quotations are not readily available (including when they are not reliable), such securities may be valued at a fair value pursuant to guidelines established by the Board. The Board annually approves the pricing services used by the fund accounting agent. Fair valued securities held by the Fund (if any) are reviewed by the Board on a quarterly basis.

The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	=	NAV Per Share
Shares Outstanding

 HOW TO BUY AND SELL SHARES

Creation Units

The Fund will issue and redeem shares at NAV only in aggregations of large blocks of shares or Creation Units and only to Authorized Participants. In order to be an Authorized Participant the firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and the firm must execute an agreement (“Participant Agreement”) with Northern Lights Distributors, LLC, the Fund’s distributor (the “Distributor”) that governs transactions in the Fund’s Creation Units.

The Fund sells and redeems Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any day on which the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of Deposit Securities, together with the deposit of the Cash Component, plus a transaction fee.  The Fund is expected to be approved for listing, subject to notice of issuance, on NYSE Arca.  Shares will trade on the Exchange at market prices that may be below, at, or above NAV.  In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of shares for cash.

Exchange Listing and Trading

Shares of the Fund are available to the public on NYSE Arca and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met. NYSE Arca may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more

20

consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. NYSE Arca will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$[ ]	[ ] basis points ([ ]%)

* As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Portfolio Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

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Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

An Authorized Participant must submit an irrevocable purchase order in proper form to the Distributor or its agent no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

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Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the

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opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. Except as otherwise provided, the delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted from time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

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Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from

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registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the

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redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

STATUS AND TAXATION OF THE FUND

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI. These tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

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In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, person holding Fund shares as part of a hedge, straddle or conversion transaction, dealer in securities or Non-U.S. Shareholder, except as specifically addressed below.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax to noncorporate shareholders. Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund’s common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership.  A partner of a partnership holding the Fund’s common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of the Fund’s common stock by the partnership.

A “U.S. shareholder” is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC

The Fund intends to qualify each year for treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  There can be no assurance that it actually will so qualify.  The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities

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or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies, and (ii) net income derived from an interest in a “qualified publicly traded partnership.”  A “qualified publicly traded partnership” (“QPTP”) is generally defined as a publicly traded partnership under Internal Revenue Code section 7704.  However, for these purposes, a QPTP does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% income test, as long as such failure is due to reasonable cause and not willful neglect, such RIC is required to disclose the failure to the IRS and pay a tax equal to the excess of the gross income which is not derived from the sources described in (i) and (ii) above over 1/9 of the gross income that is described above.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.”

However, if a RIC does not satisfy the “de minimis” cure provisions, it can still cure a failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the corporate tax rate by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund satisfies the income and asset-diversification tests above and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, then the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at the corporate income tax rate.  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to

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meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any prior year undistributed income realized, on which the Fund paid no federal income tax in preceding years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the Fund’s current net capital gains and thus reduce the amount of the Fund’s distribution of capital gain dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.  Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.  Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends-received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund

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would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its re-qualification as a RIC.

Taxation of U.S. Shareholders

Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) if the Internal Revenue Code to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  Long-term capital gain rates applicable to individuals are 0%, 15%, or 20% depending on the nature of the capital gain and the individual’s taxable income.

Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).

Generally, not later than sixty days after the close of its taxable year, the Fund will provide the shareholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Under the 2017 Tax Cuts and Jobs Act, "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated

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as eligible for a 20% deduction by noncorporate taxpayers. The Fund may pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

For purposes of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

If more than 50% of the value of the Fund’s assets at the close of the taxable year consist of stock or securities in foreign corporations (including certain foreign ETFs or foreign index mutual funds) and certain other requirements are met, the Fund may elect to pass-through to its shareholders the amount of foreign income tax paid by the Fund instead of claiming it on its tax return.  If such an election is made, each shareholder will include in gross income his proportional share of the foreign taxes paid by the Fund.  Investors may either deduct their pro-rata amount of such taxes paid in computing their taxable income or use it as a foreign tax credit against federal income tax.  If the Fund makes the election, it will furnish the shareholders with a written notice after the close of its taxable year.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events.  U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  A loss realized on a sale or

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exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%.  Capital losses are subject to certain limitations.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Tax-Exempt Shareholders. If a shareholder of the Fund is a tax-exempt organization, it is generally not subject to federal income tax on distributions from the Fund or on sales or exchanges of Fund shares. This general exemption from tax does not apply to the “unrelated business taxable income” or UBTI of an exempt organization. UBTI includes dividends, interest, and gains from sales and other dispositions of property held for investment to the extent that such items are attributable to “debt financed property.” For example, UBTI could result if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). A deduction from one activity that produces UBTI cannot be used to offset income from a different activity that produces UBTI for the same taxable year. UBTI in excess of $1,000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T. In addition, private foundations that are exempt from federal income tax may nonetheless be subject to excise tax on their net investment income and certain private colleges and universities that are exempt from federal income tax may be subject to an excise tax based on the investment income they earn. Shareholders should ask their own tax advisors for more information on their own tax situation

At the time a private foundation or certain private colleges or universities purchase Fund shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution of such amounts, although constituting a return of investment, would be classified as a taxable distribution whether reinvested in additional shares or paid in cash. This is sometimes referred to as “buying a dividend.” In addition, the Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions. (Private colleges and universities with at least 500 students (more than

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50% of which are located in the United States) and non-exempt use assets with a value at the close of the preceding year of at least $500,000 per full-time student may be subject to a 1.4% excise tax on their net investment income.)

Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in Real Estate Mortgage Investment Conduits ("REMICs") or equity interests in Taxable Mortgage Pools ("TMPs") if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from an active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

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Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by the Fund from sources within foreign countries, including securities held by the RICs and ETFs in which the Fund invest, may be subject to withholding and other taxes imposed by such countries. Dividends and interest received by a RIC’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the RIC in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such RIC’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the RIC should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Foreign Shareholders. Absent specific statutory exemptions, as described below, dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

Ordinary dividends paid by the Fund to foreign investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers are subject to U.S. withholding tax.

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Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Special U.S. tax certification requirements may apply to foreign shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a foreign shareholder, you must provide a Form W-8-BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8-BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

FATCA. Income dividend payments made to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a 30% withholding tax. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising

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from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets. Specified individuals and specified domestic entities that have an interest in a “specified foreign financial asset” above a certain threshold amount must disclose annually their interests in such assets on IRS Form 8938, which is filed with their U.S. federal income tax return.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Summary

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders, and should not be considered tax advice.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the distributor of Creation Units for the Fund. An officer of the Trust is also an officer of the Distributor, and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly-owned subsidiary of Ultimus (defined below). The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

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The Distributor is obligated to sell the shares of the Fund on a reasonable efforts basis only against purchase orders for the shares. Shares of the Fund are offered on a continuous basis.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator and fund accountant to the Fund, pursuant to a Master Services Agreement. Ultimus is the parent company of the Distributor. One Trustee and the officers of the Trust are members or management and/or employees of the Distributor or Ultimus.

Custodian and Transfer Agent

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. Brown Brothers Harriman & Co. also serves as the Fund’s Transfer Agent.

Independent Registered Public Accounting Firm

[ ] located at [ ], has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2022. [ ] will perform an annual audit of the Fund’s financial statement and will provide financial, tax and accounting services as requested.

Legal Counsel

Troutman Pepper Hamilton Sanders LLP, located at 3000 Two Logan Square, Philadelphia, PA 19103, serves as legal counsel to the Trust and Fund.

FINANCIAL STATEMENTS

No financial information is available for the Fund because the Fund has not yet commenced operations. The audited financial statements of the Predecessor Fund for the fiscal year ended October 31, 2021, including the financial highlights appearing in the Annual Report to Shareholders, and filed electronically with the SEC, are incorporated by reference and made a part of this document. The unaudited financial statements of the Predecessor Fund for the fiscal period ended April 30, 2022, including the financial highlights appearing in the Semi-Annual Report to Shareholders, and filed electronically with the SEC, are also incorporated by reference and made a part of this document. You can obtain a copy of the Predecessor Fund’s Annual Report or Semi-Annual Report, at no charge by calling the Fund at (312) 334-7300, or by visiting the Fund’s website at www.[ ].com.

DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with

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the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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EXHIBIT A

VALUED ADVISERS TRUST

PROXY VOTING POLICY AND PROCEDURES

Valued Advisers Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Chief Compliance Officer shall maintain, or cause another service provider to the Trust to maintain, a copy of the Trust’s proxy voting policies and procedures and shall maintain, or cause another service provider to the Trust to maintain, a copy of the proxy voting record for each Fund of the Trust.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

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Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose in its statement of additional information the policies and procedures that it uses to vote proxies relating to portfolio securities. In addition, each fund shall make available to shareholders, either on its website or upon request, the record of how the Trust voted proxies relating to portfolio securities.

Each Fund shall disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Reporting of the Trust’s Proxy Voting Record

Each Adviser shall provide to the Trust’s Administrator, a certification that the Adviser has cast proxy votes for the relevant securities for each Fund within the Trust for which it acts as investment adviser or sub-adviser, within 15 days following the end of each calendar quarter. The Administrator shall promptly inform the Trust’s Chief Compliance Officer (“CCO”) in the event that the Adviser fails to provide the certification.

Prior to the filing of Form N-PX on or before August 31 of each year, each Investment Adviser’s chief compliance officer shall review the Investment Adviser’s proxy voting records for completeness and accuracy and to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If an unreported vote is discovered, the Investment Adviser’s chief compliance officer shall contact the Fund manager for an explanation and documentation and report the unreported vote and explanation to the Trust CCO. The Investment Adviser will submit the proxy voting records for the period ended June 30 in the required format to the Administrator upon request or as soon after June 30 as is practicable.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 15 days following the end of each calendar quarter. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

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EXHIBIT B

Kovitz Investment Group Partners, LLC (“Kovitz”)

PROXY VOTING POLICY AND PROCEDURES

Kovitz acts as investment adviser or sub-adviser for its clients, including private funds, separately managed accounts, investment companies and other commingled investment vehicles (collectively, “clients”). SEC Rule 206(4)-6 requires all registered investment advisers to adopt written procedures to ensure that they vote client securities in the best interest of their clients. Adviser has adopted these proxy voting policies and procedures to help satisfy its duties relating to proxy voting for securities held by its clients. References herein to “proxies” hereafter shall only include those proxies of clients.

Proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in a company, from the viewpoint of the best interests of Adviser’s clients, without regard to any other interests. As a matter of policy, Adviser will not be influenced by outside sources whose interests conflict with the interest of its clients. Any conflict of interest will be resolved in the best interest of Adviser’s clients.

Procedures

The compliance department shall be responsible for making sure that proxies are voted according to these procedures. Proxies may be voted electronically or by U.S. mail. As proxy ballots are voted, they will be kept on file by the compliance department. With respect to certain accounts, Adviser may not be required to vote proxies.

Adviser has retained independent third-party proxy voting service providers, Institutional Shareholder Services Inc. (“ISS”) and Broadridge Financial Solutions, Inc. (“Broadridge), to assist it in coordinating, administering (including the maintenance of required records), processing and voting of certain client proxies. These services also include proxy voting recommendations and research. As a general rule, ISS and Broadridge will vote proxies in accordance with its recommendations, except in certain circumstances where Adviser determines it is in the best interests of the relevant client to otherwise vote a proxy, and is consistent with this Proxy Voting Policy and Procedures.

In selecting a proxy advisory firm and as a condition for retention of such firm, Adviser will seek to ensure (or reconfirm) that the firm has the capacity, ability and independence necessary to provide recommendations in the best interests of Adviser’s clients. Factors that Adviser considers critical to the employment or retention of a proxy advisory firm include the capabilities of the advisory firm’s personnel, its capacity and competency to adequately analyze proxy issues, its methodologies for assessing proxy voting matters, the manner in which it engages (or chooses not to engage) with issuers, its management, treatment and disclosure of actual and potential conflicts of interest and its propensity to commit (and correct) errors in its recommendations. The compliance department maintains documentation evidencing this review.

Adviser periodically reevaluates the basis of its continuing relationship with ISS and Broadridge. Adviser will review, among other documents and policies, its conflicts of interest disclosures, its approach to how proxies are voted, and other relevant information in seeking to reconfirm that the bases upon which ISS and Broadridge was originally selected remain intact and that the selection of ISS and Broadridge continues to be in clients’ best interests. Adviser also reviews any on-going updates or notices transmitted from ISS and Broadridge that materially modify its approach to proxy voting. In addition, Adviser will review any

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disclosures from ISS and Broadridge, or indications from other sources, of material errors, incompleteness or other problems with that firm’s proxy advice. The compliance department maintains documentation evidencing this review.

Adviser will conduct oversight of third-party research providers that it retains to assist with proxy voting to determine that proxies continue to be voted in clients’ best interests. Adviser will request that proxy advisory firm update Adviser regarding relevant business changes (i.e., with respect to the firm’s capacity and competency to provide proxy voting advice) or conflict policies and procedures. Adviser will use such information to identify and address conflicts that may arise on an ongoing basis.

Additionally, the compliance department will periodically review the number of ballots for vote versus the number of client holdings. This review will confirm our third party systems are receiving the appropriate number of ballots for the accounts we have proxy voting authority over.

Conflicts of Interest

It is the duty of the compliance department to resolve any material conflicts of interest related to proxy voting. A conflict of interest may exist, for example, if Adviser has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any Adviser employee with knowledge of a potential personal conflict of interest (e.g., familial relationship with company management) relating to a particular proposal shall disclose that potential conflict to the compliance department and remove himself or herself from the proxy voting process.

As Adviser utilizes the services of ISS and Broadridge as an independent third party proxy voting service provider, it generally will be the case that voting proxies in accordance with the recommendations of ISS and Broadridge will significantly mitigate the risk of a conflict of interest. Where, however, proxies are voted by Adviser contrary to the recommendations of ISS and Broadridge or where a potential or actual conflict of interest or perceived conflict of interest has been brought to the attention of or been identified by the compliance department, the compliance department will assess and address such conflict of interest. Some examples in which potential conflicts may exist include instances where Adviser or its affiliates also manage the issuer’s pension plan or if a Supervised Person or a close relative of a Supervised Person has a significant personal or business relationship with an issuer or an individual director (or directorship candidate), officer (or candidate for corporate office) or proxy contest participant.

If a conflict of interest arises, Adviser will:

Rely solely on (and vote in accordance with) the recommendations of ISS or Broadridge, as referenced above, or other independent third party consulted or engaged (generally or specifically) for such purpose; OR

Prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; (3) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (4) confirms that the recommendation was made solely on the merits and without regard to any other consideration. Adviser will retain a copy of such report.

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Voting Guidelines

If a client directs Adviser to vote a proxy in a particular way, Adviser will vote the proxy in accordance with the client’s directions, if possible. In the absence of specific voting direction from a client, Adviser will vote proxies in the best interests of the applicable client, which may result in different voting results among clients for proxies for the same issuer.

In seeking to vote proxies in the best interest of its clients (including determining whether it is in the best interest of a client to abstain from voting), Adviser generally is guided by the principle of voting a client proxy in a manner which it believes will maximize value to the client taking into account the nature of the client’s position in the security and underlying investment strategy and thesis, including any material applicable environmental, social and governance factors, and its voting determination also may take into account the following factors, among others:

the cost and practicality of voting;
whether voting the proxy would otherwise be unnecessary or unwarranted for any reason;
whether the proposal relates to a routine corporate housekeeping matter;
whether the proposal was recommended by management and Adviser’s opinion of management;
whether the proposal acts to entrench existing management, makes it more difficult to replace members of the issuer’s board, or implicates other corporate governance matters; and/or whether the proposal fairly compensates management for past and future performance.

Corporate governance standards, disclosure requirements and the mechanics of voting proxies in foreign markets can vary greatly from U.S. markets. Certain foreign markets impose burdensome or expensive proxy voting requirements on equity holders, which in some instances may outweigh the benefits of voting the relevant proxy. Adviser may abstain or take no action with respect to a foreign proxy if it determines, in its reasonable discretion, that the burdens and costs associated with voting the proxy outweigh the potential benefits to clients.

Proxy Voting with Respect to Kovitz’s Private Fund Clients

For most purposes, the firm’s affiliated private funds are each considered a client of Kovitz (the underlying investors in each fund are not considered clients of Kovitz).

Absent extraordinary circumstances (e.g., large ownership percentage holding, significant knowledge about the issue at hand, etc.), Kovitz will not cast proxy votes on behalf of the private funds (when it does vote proxies, Kovitz will generally vote with management). Kovitz believes that investors in the private funds would be better served if Kovitz spent its time managing the investments of the private funds, rather than spending time on analyzing proxy matters.

Generally, the private funds’ investments are generally in large, liquid stocks, and the percentage ownership in portfolio investments/companies by such funds at any given time is not material. Casting votes on behalf of the private funds would have a negligible impact unless a fund held a significant position in a particular company. Given the investment philosophy and trading strategy of Kovitz, this is unlikely to occur. Kovitz believes that voting proxies without undertaking the required due diligence is irresponsible.

Disclosure of Kovitz’s proxy voting policies and procedures to the “client” in this case would be self-serving because the disclosures would be directed to the hedge funds, and Kovitz, which makes the decisions, would be the recipient of such disclosure.

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Recordkeeping

Adviser or its agent will maintain the following records:

this Policy and Procedures;
proxy statements received regarding client securities (provided, however, that Adviser may rely on the SEC’s EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided Adviser with an undertaking to provide a copy of the proxy statement promptly upon request; such proxies, however, will still be recorded by compliance department;
o	a record of each vote cast on behalf of a client (provided, however, that Advisers may rely on a third party subject to the undertaking requirement);
o	a copy of any document prepared by Adviser that was material to making a voting decision or that memorialized the basis for the decision; and
o	a copy of any written client request for information on how Adviser voted proxies on behalf of that client and Adviser’s written response to any client request (whether written or oral) on how Adviser voted proxies on behalf of that client.

Adviser will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was recorded, the first two years in Adviser’s office.

Adviser relies, for recordkeeping purposes, on proxy statements and records of proxy votes cast that are maintained with ISS and Broadridge. Adviser’s agreement with ISS and Broadridge provides that they are required to furnish or make available to Adviser a copy of such documents promptly upon Adviser’s request.

Disclosure

Adviser shall appropriately respond in writing to all written client requests for information on how it voted with respect to that client’s securities. Such written request along with any written response shall be maintained pursuant to Adviser’s Recordkeeping policy described above.

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EXHIBIT C

Governance and Nominating Committee Charter

Valued Advisers Trust

Governance and Nominating Committee Membership

1.	The Governance and Nominating Committee (the “Committee”) of Valued Advisers Trust (“Trust”) shall be composed entirely of Independent Trustees.

Governance and Functions

1.	The Committee shall assist the Board in adopting fund governance practices and reviewing the Trust’s fund governance standards.

2.	To carry out this purpose, the Committee shall have the following duties and powers:

a.	To periodically review workload, size, and composition of the Board;

b.	To periodically review the qualifications and independence of the members of the Board;

c.	To periodically review the compensation of the Independent Trustees;

d.	To monitor, as necessary, regulatory developments, rule changes and industry best practices in fund governance;

e.	To periodically review the Trust’s committee structure and consider if additional committees or changes to existing committees are needed or warranted; and

f.	To report its activities to the Board and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Board Nominations and Functions

1.	The Committee shall make recommendations for nominations for Independent Trustees members on the Board of Trustees (the “Board”) to the incumbent Independent Trustees members and to the full Board. The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), nor shall an Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.
2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.
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3.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.
2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Other Powers and Responsibilities

1.	The Committee shall meet as often as it deems appropriate.
2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.
3.	The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.
4.	A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting will be determinatives as to any matter submitted to a vote. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall be given precedence.
5.	The Committee shall review this Charter at least annually and recommend any changes to the Board.

Adopted: April 23, 2010

Amended: June 8, 2016

Amended: June 7, 2018

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APPENDIX A

VALUED ADVISERS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance and Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures.
II.	Shareholder Candidates. The Governance and Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Governance and Nominating Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance and Nominating Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Governance and Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance and Nominating Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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PART C OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Reference is made to the Registrant's Declaration of Trust, which is filed herewith. The following is a summary of certain indemnification provisions therein.

A person who is or was a Trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise shall be indemnified by the Trust to the fullest extent permitted by the Delaware Statutory Trust Act, as such may be amended from time to time, the Registrant’s Bylaws and other applicable law. In case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any series or class of the Registrant and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’s Bylaws and applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS.

(1)	Charter Document.

(a)	Registrant’s Certificate of Trust is incorporated by reference to the Registration Statement on Form N- 1A filed with the Securities & Exchange Commission (“SEC”) on June 16, 2008 (File No. 811-22208).

(b)	Registrant's Agreement and Declaration of Trust is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on October 6, 2008 (File No. 811-22208).

(c)	Amended Schedule A to the Registrant’s Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).

(2)	By-laws.

(a)	Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on October 6, 2008 (File No. 811-22208).

(b)	Amendment to the Registrant’s By-Laws is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed with the SEC on March 16, 2010 (File No. 811-22208).

(3)	Voting Trust Agreements. None

(4)    Agreement of Reorganization. Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)    Instruments Defining Rights of Security Holders. None other than in the Declaration of Trust and By-Laws of the Registrant.

(6)	Investment Advisory Contracts. Investment Advisory Agreement between the Trust and Kovitz Investment Group Partners, LLC is to be filed.

(7)	Underwriting Contracts. Distribution Agreement between the Trust and Northern Lights Distributors, LLC is incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).

(8)	Bonus or Profit Sharing Contracts. None.

(9)	Custodial Agreement. Custodian and Transfer Agent Agreement between the Trust and Brown Brothers Harriman & Co. – Incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).

(10)	Rule 12b-1 Plans and Rule 18f-3 Plans. None

(11)	Opinion and Consent of Counsel. Filed herewith.

(12)    Opinion and Consent of Counsel regarding tax matters. Form of tax opinion is filed herewith.

(13)	Other Material Contracts. ETF Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC is incorporated by reference to Post-Effective Amendment No. 359 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2021 (File No. 811-22208).

(14)	Other Opinions. Consent of Auditors is filed herewith.

(15)	Omitted Financial Statements. None.

(16)	Powers of Attorney. Powers of Attorney are filed herewith.

(17)	Other. None.

ITEM 17. UNDERTAKINGS.

(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio, on the 24th day of August, 2022.

VALUED ADVISERS TRUST

By: /s/ Matthew J. Miller

Matthew J. Miller

President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below on by the following persons in the capacities indicated on the 24th day of August, 2022.

Name	Title
* Andrea N. Mullins	Trustee
* Ira P. Cohen	Trustee
* Mark J. Seger	Trustee
/s/ Zachary P. Richmond Zachary P. Richmond	Treasurer and Principal Financial Officer

*By: /s/ Carol J. Highsmith

Carol J. Highsmith, Vice President, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description
11	Opinion and Consent of Counsel
12	Form of Tax Opinion
14	Consent of Auditors
16	Powers of Attorney